    As filed with the Securities and Exchange Commission on November 8, 1995

                                                                   File No. 811-

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                OLD MUTUAL EQUITY GROWTH ASSETS SOUTH AFRICA FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                      RICHMOND HOUSE, 12 PAR-LA-VILLE ROAD,
                                HAMILTON, BERMUDA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (809) 292-3434

                                   JOHN COLLIS
                         CLARENDON HOUSE, CHURCH STREET
                                HAMILTON, BERMUDA
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                     ROGER P. JOSEPH, BINGHAM, DANA & GOULD,
                      150 FEDERAL STREET, BOSTON, MA 02110

    ------------------------------------------------------------------------

                                EXPLANATORY NOTE

    Beneficial interests in the Registrant are not registered under the Securities Act of 1933, as amended (the "1933 Act"), because such interests are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

                                     PART A

    Responses to Items 1 through 3 and 5A have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

Item 4.  General Description of Registrant.

    See "Investment Objective and Policies," "South Africa," "The Portfolio," "Investment Considerations" and "General Information" in the Private Placement Memorandum which is attached hereto and incorporated herein by reference.

Item 5.  Management of the Fund.

    See "Management," "Offering of Shares - Expense Reimbursement" and "General Information" in the Private Placement Memorandum attached hereto.

Item 6.  Capital Stock and Other Securities.

    See "Summary of the Offering-Dividends," "Valuation of Shares," "Tax Matters," "General Information" and "Additional Information" in the Private Placement Memorandum attached hereto.

Item 7.  Purchase of Securities Being Offered.

    See "Valuation of Shares," "Offering of Shares" and "General Information" in the Private Placement Memorandum attached hereto.

Item 8.  Redemption or Repurchase.

    See "Redemptions" and "General Information - Purchase Right" in the Private Placement Memorandum attached hereto.

Item 9.  Pending Legal Proceedings.

    Not applicable.

CONFIDENTIAL                                             Offeree:
PRIVATE PLACEMENT MEMORANDUM                              Number:

                            OMEGA SOUTH AFRICA FUND

              (OLD MUTUAL EQUITY GROWTH ASSETS SOUTH AFRICA FUND)

                                INITIAL OFFERING
                              OF UP TO 10,000,000
                         SHARES OF BENEFICIAL INTEREST
                             AT U.S.$100 PER SHARE

     The Shares offered hereby have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws. Neither the Securities and Exchange Commission nor any state securities authority has reviewed this Private Placement Memorandum or passed upon the merits of this offering. The Fund will register as an investment company under the Investment Company Act of 1940, as amended.

     The Shares will be subject to restrictions on transfer, and there will be no public market for the Shares.

     This Private Placement Memorandum does not constitute an offer to sell, or the solicitation of an offer to purchase, the Shares in any jurisdiction in which such offer or solicitation is not authorized or to or from any person unless the name of such person and a control number appear above on this cover page.

     This Private Placement Memorandum is confidential and is not to be reproduced or circulated, in whole or in part, without the prior written approval of the Placement Agent. This Private Placement Memorandum has been prepared solely for use in connection with the Initial Offering of the Shares.

     The Placement Agent has not independently verified any of the information contained in this Private Placement Memorandum (financial, legal, or otherwise), and no representation or warranty, express or implied, is made by the Placement Agent as to the accuracy or completeness of the information contained herein. No person is authorized to give any information or make any representation not contained in this Private Placement Memorandum in connection with the Initial Offering and, if given or made, such information or representation must not be relied on as having been authorized by the Fund or the Placement Agent. The delivery of this Private Placement Memorandum at any time does not imply that information in this Private Placement Memorandum is correct as of any time subsequent to the date of this Private Placement Memorandum.




      S.G.WARBURG & CO. INC.                INTERNATIONAL FINANCE CORPORATION
         PLACEMENT AGENT                            STRUCTURING AGENT

                               September 15, 1995

                             INVESTMENT HIGHLIGHTS

SOUTH AFRICA

     - South Africa, with the largest economy in Africa, has exciting growth potential no longer constrained by international sanctions.

     - South Africa combines the potential of a developing economy with the infrastructure and corporate culture more typical of an advanced industrialized country.

     - The earnings of companies included in The Johannesburg Stock Exchange ("JSE") Actuaries All Share Index are forecast to grow by 63% from September 1995 through December 1997. Assuming constant share prices and projected earnings growth, the price earnings multiple of the JSE Actuaries All Share Index, which at August 31, 1995 was 15.9 times, would fall to 11.9 times at December 31, 1996 and to 9.8 times at December 31, 1997.*

OLD MUTUAL

     - Old Mutual is South Africa's largest financial institution with over U.S.$35 billion of assets under management, which includes over U.S.$20 billion of equity securities.

     - Old Mutual has actively managed South African equity portfolios for over 30 years.

     - Old Mutual Asset Managers (Bermuda) Limited, a wholly-owned subsidiary of Old Mutual, will be the investment adviser.

THE FUND

     - The OMEGA South Africa Fund offers investors the opportunity to invest in an established portfolio initially representing 60 South African issuers.

       Size: U.S.$1 billion, allowing investors to establish significant holdings.

       Portfolio:               Created from an existing portfolio with an equity
                                portion that has achieved an average annual total
                                return for the seven fiscal years to June 30, 1995 of
                                4.6% above that of the JSE Actuaries All Share Index
                                over the same period. Allows immediate exposure to
                                the JSE without market impact.

       Redemptions:             Investors may request redemption of Shares on any
                                Business Day.

       Liquidity:               Provided by a separate pool of securities established
                                by Old Mutual to fund Share redemptions. This will
                                allow the Fund to remain fully invested and will
                                reduce its trading costs.

       Operating Expenses:      Ordinary operating expenses of the Fund, including
                                the Management Fee, will not exceed 1.00% per annum
                                of the Fund's daily net assets.

     The above Investment Highlights are qualified in their entirety by the information set forth elsewhere in this Private Placement Memorandum (this "Memorandum"). Investors should carefully review this Memorandum before investing.

---------------
*Based upon the average of earnings forecasts provided by Davis Borkum Hare &
 Co. Inc.; Ivor Jones, Roy & Co. Inc.; and Martin & Co., three South African brokerage firms that are not affiliated with Old Mutual.

                                   OLD MUTUAL
                              EQUITY GROWTH ASSETS
                               SOUTH AFRICA FUND

                            SUMMARY OF THE OFFERING

     This Summary is qualified in its entirety by the information set forth elsewhere in this Private Placement Memorandum (this "Memorandum"). Investors should carefully review this Memorandum before investing.

FUND..........................   Old Mutual Equity Growth Assets South Africa
                                 Fund (the "OMEGA South Africa Fund") is a
                                 Massachusetts business trust that will seek long-term total return in excess of that of The
                                 Johannesburg Stock Exchange ("JSE") Actuaries
                                 All Share Index from investment in equity securities of South African issuers. Under normal circumstances, at least 95% of the Fund's total assets will be invested in equity securities of South African issuers that are listed on a securities exchange.

                                 For purposes of the Fund's investment policies, a South African issuer is an issuer that meets one of the following tests: (i) its principal offices or operations are located in South Africa; or (ii) it derives at least 50% of its revenues from operations or investments in South Africa. See "INVESTMENT OBJECTIVE AND POLICIES".

MASTER TRUST..................   Rather than directly acquire and manage its own
                                 portfolio of securities, the OMEGA South Africa
                                 Fund will invest all of its investable assets in Old Mutual South Africa Equity Trust (the
                                 "Master Trust"), a Massachusetts trust with its principal place of business in Bermuda that has the same investment objective as the OMEGA
                                 South Africa Fund.

                                 ALL REFERENCES IN THIS MEMORANDUM TO THE "FUND" APPLY TO BOTH THE OMEGA SOUTH AFRICA FUND AND THE MASTER TRUST, EXCEPT AS OTHERWISE INDICATED.

INVESTMENT ADVISER............   Old Mutual Asset Managers (Bermuda) Limited
                                 (the "Adviser") will be the investment adviser to the Master Trust. The Adviser is a wholly-owned subsidiary of the South African
                                 Mutual Life Assurance Society ("Old Mutual"), which is the largest (in terms of 1994 year-end total assets) and oldest insurer in South
                                 Africa. At June 30, 1995 Old Mutual had total assets under management of over U.S.$35 billion. The OMEGA South Africa Fund will not have a separate investment adviser, because it will invest all of its investable assets in the Master Trust.

                                 The Master Trust will pay the Adviser a
                                 management fee of 0.85% per annum of the Master Trust's daily net assets (the "Management Fee"). The Management Fee will accrue daily on an annualized basis and be paid monthly in arrears. See "MANAGEMENT -- Adviser".

INITIAL OFFERING..............   The OMEGA South Africa Fund is offering up to
                                 10 million shares of its beneficial interest
                                 (the "Shares") at a price of U.S.$100 per Share
                                 (totaling U.S.$1 billion), payable in cash at the closing of the initial issuance of Shares
                                 (the "Initial Closing"). The minimum purchase for any investor is 50,000 Shares (U.S.$5 million), provided the minimum purchase may, in particular circumstances, be reduced for certain investors to not less than 10,000
                                 Shares (U.S.$1 million). The termination date of the initial offering (the "Initial
                                 Offering") is November 7, 1995 (the "Initial
                                 Offering Termination Date"). No minimum size for the Initial Offering has been established.

                                 The Shares are being offered and sold only to investors that are "accredited investors" as defined in Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). See "OFFERING OF SHARES -- Initial Offering".

PORTFOLIO.....................   Old Mutual will, shortly before the Initial
                                 Closing, transfer to the Master Trust a
                                 portfolio of South African securities (the
                                 "Portfolio") from Old Mutual's main proprietary investment portfolio (the "Old Mutual Main
                                 Fund"). At the time it is transferred to the Master Trust, the Portfolio will have a market value of approximately U.S.$1 billion and will comprise holdings in 60 South African issuers.
                                 The Portfolio will reflect the equity holdings of the Old Mutual Main Fund, subject to adjustments to exclude companies that are not South African issuers under the Fund's investment policies, to consolidate the weightings of companies within a pyramid group into a single holding, to reduce the weighting of larger holdings, to exclude holdings that represent an insignificant part of the Old
                                 Mutual Main Fund, to consolidate holdings of different classes of equity securities in the same company into a single class, and to exclude companies investing primarily in real estate. Stamp duty due in respect of the transfer of the Portfolio will be paid by Old
                                 Mutual. See "THE PORTFOLIO". In addition, Old
                                 Mutual will, shortly before the Initial
                                 Closing, make a capital contribution of up to U.S.$5 million to the Master Trust.

                                 As consideration for the acquisition of the Portfolio and for the capital contribution, the Master Trust will issue substantially all of its beneficial interest to Old Mutual Fund Holdings (Bermuda) Limited ("Old Mutual Bermuda"), a wholly-owned subsidiary of Old Mutual.

INITIAL CLOSING...............   The Initial Closing is expected to be held on
                                 November 10, 1995 (or any earlier date on which all Shares offered have been subscribed for). At the Initial Closing the OMEGA South Africa Fund will issue the Shares subscribed for in the Initial Offering.
                                 The OMEGA South Africa Fund will invest the proceeds of the Initial Offering in the Master
                                 Trust and will be issued a proportionate beneficial interest in the Master Trust. The
                                 Master Trust will apply the proceeds to redeem a corresponding portion of the interest of Old
                                 Mutual Bermuda in the Master Trust.

                                 Old Mutual Bermuda will, in turn, invest the proceeds received from the Master Trust in Old Mutual Global Assets Fund Limited, a mutual fund organized under the laws of Bermuda that will invest in a portfolio of South African and international securities (the "Global Fund"). Old Mutual prior to the Initial Closing will also arrange for the transfer to the Global Fund of approximately U.S.$500 million of South African securities. Investors in Shares will not acquire any interest in the Global Fund. Instead, the Global Fund is designed to provide a pool of securities to fund redemptions of Shares, as noted under "Redemptions and Liquidity Facility" below. Old Mutual established the Global Fund pursuant to the approval of the South African Reserve Bank for the transfer of the Portfolio out of South Africa to the Master Trust. Old Mutual Bermuda will be the sole shareholder of the Global Fund. See "LIQUIDITY FACILITY AND THE GLOBAL FUND".

VALUATION OF SHARES...........   The net asset value per Share will be
                                 determined as of 10:00 a.m. (Eastern time) on each day on which the New York Stock Exchange is open for trading (a "Business Day"). The
                                 Fund will generally value JSE listed securities based on their current JSE ruling price, and convert prices from South African rand ("S.A.
                                 Rand") to U.S. dollars using exchange rates prevailing as of the time the net asset value is to be determined. Trading may take place in securities held by the Master Trust on days that are not Business Days and on which it will not be possible to purchase or redeem Shares.
                                 See "VALUATION OF SHARES".

DIVIDENDS.....................   Dividend income from the OMEGA South Africa
                                 Fund is not expected to be a significant portion of the long-term total return.
                                 Substantially all of the Fund's net income from dividends and interest will be distributed to registered holders of Shares ("Shareholders") semi-annually on or about the last day of June and December of each year commencing in June
                                 1996. The Fund's net realized capital gains will be distributed to the Shareholders at least annually. Dividends may be automatically reinvested at the written election of the investor, provided the OMEGA South Africa Fund reserves the right to suspend or terminate this reinvestment privilege.

REDEMPTIONS AND LIQUIDITY
 FACILITY.....................   Investors may request redemption of Shares on
                                 any Business Day. The office of the Transfer
                                 Agent will be open to accept redemption
                                 requests from 12:00 noon to 4:00 p.m. (Eastern time) on every Business Day.

                                 In order to fund redemptions, the OMEGA South Africa Fund will redeem a corresponding portion of its interest in the Master Trust. To the extent required to provide funds for redeeming Shares, Old Mutual Bermuda will withdraw monies from the Global Fund and invest those monies in the Master Trust (the "Liquidity Facility"). Old Mutual Bermuda may not terminate the Liquidity Facility without giving at least 120 days notice to Shareholders for so long as the Adviser serves as investment adviser to the Master Trust. Any termination of the Liquidity Facility would not affect Shareholder redemption rights.

                                 Shares will be redeemed at net asset value (as next determined) subject to a redemption fee charged by the OMEGA South Africa Fund of 1.75% of redemption proceeds (the "Redemption Fee"). For so long as Old Mutual Bermuda provides the Liquidity Facility, the OMEGA South Africa Fund will pay to Old Mutual Bermuda amounts collected in respect of the Redemption Fee as compensation for the Liquidity Facility.

                                 The Fund believes that the Liquidity Facility will reduce the trading costs of the Fund. See "REDEMPTIONS" and "LIQUIDITY FACILITY AND THE GLOBAL FUND".

INITIAL OFFERING PLACEMENT
 ARRANGEMENTS.................   The OMEGA South Africa Fund has engaged
                                 S.G.Warburg & Co. Inc. to act as the placement agent for the Initial Offering (the "Placement
                                 Agent"). The Master Trust will pay the
                                 Placement Agent a placement fee equal to 0.25% of the initial offering price of the Shares sold in the Initial Offering. The Master Trust will also pay Old Mutual Bermuda an amount equal to 0.25% of the value of the interest it retains in the Master Trust immediately following the Initial Closing. The OMEGA South
                                 Africa Fund's net asset value per Share
                                 immediately following the Initial Closing is expected to be U.S.$99.75. See "OFFERING OF
                                 SHARES -- Initial Offering".

INITIAL OFFERING SUBSCRIPTION
 PROCEDURE....................   Investors that wish to subscribe for Shares in
                                 the Initial Offering are required to complete the Subscription Booklet circulated by the Placement Agent. All subscriptions are subject to acceptance by the OMEGA South Africa Fund.
                                 Investors will be provided with the
                                 Subscription Booklet and
                                 payment instructions shortly before the Initial
                                 Offering Termination Date. See "OFFERING OF
                                 SHARES -- Subscription Procedure".

SECOND OFFERING...............   After the Initial Closing, the OMEGA South
                                 Africa Fund expects to offer any remaining
                                 Shares at a price equal to their net asset value plus a sales charge of 0.25% of the offering price (the "Second Offering"). The
                                 Second Offering will continue until the first to occur of (i) the placement of all remaining
                                 Shares, and (ii) the date 6 months following the Initial Closing. During the Second
                                 Offering, Shares will be offered continuously and may be purchased on any Business Day. The
                                 OMEGA South Africa Fund may engage broker-dealers in addition to the Placement Agent to offer and sell Shares in the Second Offering.
                                 See "OFFERING OF SHARES -- Second Offering and
                                 Further Offerings".

FURTHER OFFERINGS.............   Following completion of the Second Offering,
                                 the OMEGA South Africa Fund may, from time to time, offer any Shares, including Shares unsold in the Second Offering or redeemed by the OMEGA
                                 South Africa Fund, upon prices and terms to be determined by the OMEGA South Africa Fund, provided that in no case will the OMEGA South
                                 Africa Fund offer Shares for less than their net asset value. See "OFFERING OF SHARES --
                                 Second Offering and Further Offerings".

SERVICING FEE.................   The Adviser (or another subsidiary of Old
                                 Mutual) will, on the third anniversary of the Initial Closing, pay an affiliate of the Placement Agent from its own resources a servicing fee with respect to Shares that are
                                 (i) sold in the Initial Offering or Second
                                 Offering, and (ii) continuously outstanding through the third anniversary of the Initial
                                 Closing ("Qualifying Shares"). The servicing fee will be equal to 0.125% per annum of the proportion of the Master Trust's daily net assets represented by the Qualifying Shares during the period ending on such third anniversary. All or part of the servicing fee may be reallowed to any other broker-dealers that participate in the Second Offering. See
                                 "OFFERING OF SHARES -- Servicing Fee".

TRANSFER OF SHARES............   There will be no public market for the Shares.
                                 Transfers of Shares will be subject to
                                 restrictions for purposes of complying with securities laws. One or more broker-dealers, including S.G. Warburg & Co. Inc., may on a private basis arrange purchases and sales of Shares. However, no party is obligated to arrange purchases and sales of Shares, and there can be no assurance that any private market for Shares will, if established, be continued. See "GENERAL INFORMATION --
                                 Transfers of Shares".

NON-U.S. FUND.................   The Old Mutual SAGA Fund, a mutual fund
                                 organized under the laws of Bermuda (the
                                 "Non-U.S. Fund"), may also acquire a beneficial interest in the Master Trust upon the same terms and conditions as the OMEGA South Africa
                                 Fund. Shares of the Non-U.S. Fund will be offered outside of the U.S. to non-U.S.
                                 investors. The operating expenses, distribution policies, and sales charges of the OMEGA South
                                 Africa Fund and the Non-U.S. Fund may not be identical, although it is intended that the sales charges for the OMEGA South Africa Fund and the Non-U.S. Fund will be the same for the Initial Offering and the Second Offering.

CERTAIN TAX MATTERS...........   For investors subject to U.S. federal income
                                 tax, OMEGA South Africa Fund dividends and capital gains distributions will be subject to federal income tax and may be subject to state and local taxes. Prior to purchasing Shares, investors should consult with their tax advisers concerning the consequences of an investment in the OMEGA South Africa Fund. See
                                 "TAX MATTERS".

INVESTMENT COMPANY ACT........   Each of the OMEGA South Africa Fund and the
                                 Master Trust will register prior to the Initial
                                 Closing as an investment company under the Investment Company Act of 1940, as amended (the
                                 "1940 Act"). Neither the Securities and
                                 Exchange Commission nor any state securities authority has reviewed this Memorandum or passed upon the merits of the Fund or the Shares.

ERISA.........................   Assets of the Fund will not be considered "plan
                                 assets" of Shareholders that are pension or benefit plans subject to the Employee
                                 Retirement Income Security Act of 1974, as amended ("ERISA"). The OMEGA South Africa Fund does not impose a limit on the number of Shares that may be held by ERISA investors. See "ERISA
                                 MATTERS".

MANAGEMENT....................   The Fund is supervised by a board of trustees.
                                 State Street Bank and Trust Company, either directly or through an indirect wholly-owned subsidiary, has agreed to provide certain administrative services to the Fund. See
                                 "MANAGEMENT".

STRUCTURING AGENT.............   International Finance Corporation is acting as
                                 structuring agent for the Fund and in that capacity is providing advice on the organization of the Fund and its business arrangements. The Master Trust has agreed to pay the structuring agent a structuring fee of U.S.$250,000.

CUSTODIAN AND SUB-CUSTODIAN...   State Street Bank and Trust Company will serve
                                 as custodian for the Master Trust and the OMEGA
                                 South Africa Fund. Standard Bank of South
                                 Africa will serve as sub-
                                 custodian for the Master Trust's South African registered assets.

TRANSFER AGENT................   State Street Bank and Trust Company will serve
                                 as transfer agent for the OMEGA South Africa
                                 Fund (the "Transfer Agent").

VOTING RIGHTS.................   Shareholders will be entitled to vote on the
                                 election of the trustees of the Fund and on certain important matters, including (i) certain amendments to the declarations of trust of the OMEGA South Africa Fund and the Master
                                 Trust, (ii) changes in the investment objective and fundamental investment restrictions, and
                                 (iii) material amendments to the investment advisory agreement between the Master Trust and the Adviser, or the adoption of a new investment advisory agreement.

REPORTS TO SHAREHOLDERS.......   The OMEGA South Africa Fund will furnish
                                 audited annual financial statements and
                                 unaudited semi-annual financial statements to
                                 Shareholders. In addition, the OMEGA South
                                 Africa Fund will provide annual tax information to Shareholders.

EXPENSES......................   The OMEGA South Africa Fund and the Master
                                 Trust will amortize their organizational and offering expenses (other than the placement fee and the amount payable to Old Mutual Bermuda at the Initial Closing), which are estimated at less than 0.20% of the net asset value of the Master Trust at the Initial Closing, over a period of five years. The OMEGA South Africa
                                 Fund and the Master Trust will be responsible for the ongoing expenses of conducting their affairs. See "GENERAL INFORMATION -- Expenses".
                                 The OMEGA South Africa Fund will reimburse the
                                 Adviser for certain marketing expenses incurred
                                 (or advanced to the Placement Agent or others) by the Adviser in the placement of Shares, provided the amount of such reimbursements in any year will not exceed 0.05% of the average daily net assets of the OMEGA South Africa Fund for such year. See "OFFERING OF SHARES --
                                 Expense Reimbursement".

INVESTMENT CONSIDERATIONS.....   The Fund will invest primarily in securities of
                                 South African issuers and will, as a result, be particularly subject to risks affecting South
                                 Africa. Investment in South Africa is subject to various risks, including political uncertainties. South African securities markets are less liquid than securities markets in more developed countries. See "INVESTMENT
                                 CONSIDERATIONS".

                       INVESTMENT OBJECTIVE AND POLICIES

INTRODUCTION

     Old Mutual will, shortly before the Initial Closing, transfer to the Master Trust an existing portfolio of South African securities which will provide investors with immediate exposure to the South African market. The Portfolio will comprise holdings in 60 South African issuers representing a substantial cross-section of the JSE and was built up over a number of years by Old Mutual's fund managers. The Portfolio will have an initial market value of approximately U.S.$1 billion and will, following its transfer, be managed in accordance with the investment objective and policies of the Master Trust described below.

INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term total return in excess of that of the JSE Actuaries All Share Index from investment in equity securities of South African issuers. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

     The OMEGA South Africa Fund will seek to achieve its investment objective by investing all of its investable assets in the Master Trust.

     The Master Trust will seek to achieve its investment objective by investing in equity securities of South African issuers. Under normal circumstances, at least 95% of the Master Trust's total assets will be invested in equity securities of South African issuers that are listed on a securities exchange. The Master Trust may invest up to 5% of its total assets in securities that are, at the time of the investment, not listed on a securities exchange (although such investments will generally be limited to securities that are expected to be listed on an exchange within a reasonable period of time).

     In managing the Master Trust's assets the Adviser will not speculate for short-term gain but will focus on securities that, in the Adviser's opinion, are likely to show long-term improvements in profits and cash flow. Less weight will be accorded to short-term and cyclical factors. This approach is designed to result in strong dividend growth and capital appreciation. Historically, South African issuers have retained a high proportion of earnings and, if this policy continues, it is likely that the long-term total return would largely be in the form of capital appreciation.

     For purposes of the Master Trust's investment policies, a South African issuer is an issuer that meets one of the following tests: (i) its principal offices or operations are located in South Africa; or (ii) it derives at least 50% of its revenues from operations or investments in South Africa. Equity securities are defined as common stock, securities convertible into common stock, and securities that participate in profits in a similar manner to common stock. Equity securities may be purchased in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, or other similar securities representing equity securities.

CERTAIN RESTRICTIONS

     Limitation on Investment in a Single Issuer. The Master Trust will not purchase securities of any issuer if, upon completion of the purchase, (i) more than 7.5% of the Master Trust's assets (taken at market value) would be invested in securities of the issuer, or (ii) the Master Trust would own in excess of 10% of the voting securities of the issuer.

     Limitation on Investment in Old Mutual Group Controlled Issuers. The Fund will not purchase securities of any issuer in which Old Mutual, its wholly-owned subsidiaries, and investment vehicles managed by Old Mutual or its wholly-owned subsidiaries (collectively, the "Old Mutual Group") own in the aggregate in excess of 50% of the outstanding equity interest or where the acquisition would result in the Old Mutual Group owning in the aggregate in excess of 50% of the outstanding equity interest, provided this restriction (i) will not apply to the OMEGA South Africa Fund's investment in the Master Trust or to the acquisition of the Portfolio and (ii) will not prohibit the Fund from electing to receive dividends consisting of securities, or exercising rights issued in a rights offering, upon the same terms generally available to other investors.

     Limitation on Control or Participation in Takeovers. The Fund will not participate in any effort to replace the management of any issuer or take legal or management control of any issuer, provided this restriction will not prohibit the Fund from (i) accepting a tender or takeover offer made generally to holders of particular securities or (ii) voting its securities, or granting a proxy to vote its securities, in any proxy contest that is not, directly or indirectly, organized by a member of the Old Mutual Group. This restriction will not apply to the OMEGA South Africa Fund's investment in the Master Trust.

     Borrowing. The Fund will not borrow money or purchase securities on margin, except the Fund may, as a temporary measure for extraordinary or emergency purposes, borrow from banks in an amount not to exceed 5% of the value of the Fund's net assets.

     Temporary Investments. For temporary defensive purposes, the Master Trust may invest in high quality money market or short-term debt securities denominated in U.S. dollars or another currency.

     Short Positions. The Master Trust will not make short sales of securities or maintain a short position.

     Hedging and Derivative Securities. The Master Trust does not intend to engage in currency hedging, although the Master Trust reserves the right to do so. While the Master Trust is permitted to purchase derivative securities, it does not expect that these will represent a significant portion of its portfolio. Not more than 5% of the net assets of the Master Trust may be applied to margin payments on futures contracts (other than hedging contracts).

     Portfolio Turnover. The Master Trust will sell securities whenever the Manager believes that an issuer's long-term potential to increase its cash flow and dividends has been reduced or if cash is needed to invest in issuers which have better long-term growth potential, without regard to the length of time the securities have been held. The Adviser does not intend to pursue short-term trading opportunities. The turnover rate of the Master Trust is not expected to exceed 25% annually.

ADDITIONAL RESTRICTIONS

     Certain other restrictions are described under "GENERAL INFORMATION -- Certain Conflicts of Interest". The Fund's registration statement under the 1940 Act will contain additional restrictions on the investment policies of the Fund. The proposed form of the Fund's registration statement will be provided to potential investors upon request.

GENERAL

     The investment objective of the OMEGA South Africa Fund described under "Investment Objective" above may not be changed materially except by a majority vote of Shareholders.

     The Master Trust has undertaken to the OMEGA South Africa Fund and the Non-U.S. Fund that it will not make any material change to its investment objective described under "Investment Objective" above or to its investment policies described under "Investment Policies" above except in unforeseen circumstances and with the approval of a majority vote of the Shareholders and a majority vote of shareholders of the Non-U.S. Fund.

     Except as otherwise indicated, the investment policy and restrictions of the OMEGA South Africa Fund and the investment restrictions of the Master Trust may be changed without Shareholder approval.

     The percentage limitations set forth above, as well as those described elsewhere in this Memorandum and in the Fund's registration statement under the 1940 Act, are measured and applied only at the time an investment is made or another relevant action is taken by the Fund.

                                  SOUTH AFRICA

     South Africa, with the largest economy in Africa in terms of GDP, has, in the opinion of the Adviser, exciting growth potential no longer constrained by international sanctions. The Adviser believes that South Africa combines the potential of a developing economy with the infrastructure and corporate culture more typical of an advanced industrialized country.

GENERAL

     Until April 1994, political power in South Africa lay largely in the hands of the white minority. The system of apartheid created considerable social and political tensions and led to the progressive isolation of South Africa from the world community. In April 1994, the Government of National Unity (the "Government") was formed as a result of South Africa's first multi-racial, fully democratic elections. The Government's majority party is the African National Congress ("ANC"), which is led by President Nelson Mandela. The success of the elections has removed important obstacles to growth and created an environment that is more conducive to both domestic and foreign investments. Although generally smooth, the transition to democratic rule has been accompanied by localized violence and social unrest which may continue in the future.

THE STATE OF THE BUSINESS CYCLE

     The South African economy has been in recovery from June 1993, following the longest post-war recession from March 1989 to May 1993. During this recession real GDP declined by more than 5% from peak to trough. The recovery from around mid-1993 was partly of a cyclical nature in the form of rising commodity prices, a sharp recovery in agricultural output following the end of the drought in 1993, and rising exports owing to the upswing in the economies of some of South Africa's trading partner countries. More fundamentally, in the view of the Adviser, the relatively smooth political transition, the official end of sanctions, and the gradual normalization of the country's international relations strongly supported the recovery through improved business (local and foreign) and consumer confidence.

     Real GDP grew by 1.1% in 1993 and 2.3% in 1994. Growth was particularly robust during the second half of 1994 when real GDP rose at an annualized rate of over 5%. Although the pace of the recovery slowed significantly in the first half of 1995 under the impact of declines in agricultural and mining production and a more restrictive economic policy, the Adviser believes that the underlying growth momentum is sufficient to register real GDP growth of close to 3% in 1995.

     Regarding longer term prospects, the South African Reserve Bank, in its June 1995 Quarterly Bulletin, noted a number of favorable factors which, in the view of the South African Reserve Bank, should ensure the continuation of relatively strong economic growth for a fairly long period of time. These include, among other things, ongoing global growth benefiting domestic exporters, continued domestic consumer and business confidence in view of the relatively stable political conditions in the country, more favorable conditions for fixed capital expansion, and the low level of South Africa's foreign debt, allowing room for foreign borrowing to finance the importation of capital goods.

     The following table shows the current real GDP growth forecasts for 1995 and 1996 of four prominent South African institutions:
--------------------------------------------------------------------------------
                           REAL GDP GROWTH FORECASTS
                                      % CHANGE

                                                             1995   1996
                                                             ----   ----
              Bureau for Economic Research.................  2.9    3.4
              Davis Borkum Hare & Co. Inc. ................  3.0    3.4
              Ivor Jones, Roy & Co. Inc. ..................  3.0    3.5
              Martin & Co. ................................  3.0    3.3

--------------------------------------------------------------------------------

SOUTH AFRICA'S INHERENT STRENGTHS

     The South African economy is substantial by the standard of the "emerging market" countries. It is by far the largest economy in Africa, with a GDP of over U.S.$120 billion, more than twice the size of any other African economy.

     The Adviser believes that there are particular features that could enhance the performance of the South African economy in the medium term.

     The Removal of Sanctions. With the lifting of sanctions, South Africa has improving access to world markets and should benefit from any global economic recovery. The Adviser expects that the removal of trade barriers, together with South Africa's full participation in the Marrakech Agreement on world trade, will lead to considerable changes in the economy, offering attractive opportunities for domestic and foreign investors. South African exporters stand to benefit from new trade flows.

     Public Sector Investment. Given the underdeveloped state of large parts of South Africa and its rapid population growth, the Adviser expects that the Government will make substantial investments in infrastructure and development projects. Housing, electrification, and water provision are important priorities, and several related sectors, such as construction, engineering, and building materials, may benefit from development projects.

     Access to Foreign Capital. South Africa has repaid large amounts of foreign debt since 1986. By the end of 1994 total outstanding foreign debt denominated in foreign currency amounted to U.S.$18.6 billion, or 14.6% of GDP, down from U.S.$23.7 billion, or 47.8% of GDP in 1985. Over the same period the share of export earnings absorbed by interest payments on the outstanding debt declined from 11.5% to 6.4%. The Adviser believes that these lower levels of foreign debt, combined with South Africa's enhanced international standing, should allow the country renewed access to international capital markets. This more favorable environment has already resulted in capital flows (not related to reserves) reversing from an outflow of S.A. Rand 15.0 billion in 1993 to inflows of S.A. Rand 5.2 billion in 1994 and a further S.A. Rand 9.8 billion during the first half of 1995.

     A Sophisticated Business Environment. South Africa's corporate environment is, in the opinion of the Adviser, generally characterized by large, well organized companies, of which a number are world class in their respective industries. Many of these companies have considerable technical expertise and entrepreneurial skills. Furthermore, a strong framework of commercial law exists.

     Mineral wealth. South Africa is a leading world producer of gold, platinum, chromium, diamonds, and other strategic minerals in terms of volumes produced.

ECONOMIC MANAGEMENT

     The Adviser believes that the economic policies of the Government are broadly market-oriented and that the maintenance of macro-economic stability will remain a high priority. Evidence of this is to be found in the recent abolition of the financial rand system, South Africa's signing of the Marrakech Agreement on world trade, and the stated intention of the Government to gradually reduce the budget deficit and consider the sale of certain state assets.

     Over the past several years, the South African Reserve Bank has pursued a conservative monetary policy aimed at protecting the exchange rate and reducing inflation. This policy has brought results, with average inflation being reduced from 15.3% in 1991 to 9.0% in 1994. The rate of Consumer Price Index inflation from July 1994 to July 1995 was 9.0%.

     Furthermore, South Africa's relations with the International Monetary Fund and the World Bank are being normalized, and the Adviser expects that this will have a stabilizing effect upon economic management.

THE JOHANNESBURG STOCK EXCHANGE

     The aggregate market capitalization of South African equity securities listed on the JSE was S.A. Rand 872 billion (U.S.$241 billion) as at July 31, 1995. The actual float for public trading is significantly smaller than the aggregate market capitalization because of the large number of long-term holdings by listed holding companies in listed subsidiaries and associates, the existence of listed pyramid companies, and cross holdings between listed companies. Historically, liquidity on the JSE (measured by reference to the total market value of securities traded as a percentage of the total market capitalization) has been low, being 6.5% on an annualized basis in the seven month period ended July 31, 1995. Although as at July 31, 1995 there were 646 listed companies on the JSE, market capitalization and trading is concentrated in a relatively small number of companies. As at July 31, 1995 the 15 largest companies by market capitalization represented approximately 39% of the JSE Actuaries All Share Index. As at July 31, 1995 the average annual dividend yield for companies listed on the JSE was approximately 2.5%.

     South Africa was included in both the Morgan Stanley Capital International ("MSCI") and the International Finance Corporation ("IFC") emerging market indices in March and April 1995, respectively. South Africa has a significant representation in these emerging markets indices with weightings of 11.0% in MSCI's Emerging Markets Global Index, 12.9% in the IFC's Global Index, and 23.0% in the IFC's Investable Index as of July 31, 1995.

     The following table shows the compound annual average increase, in U.S. dollar terms, in the JSE Actuaries All Share Index compared with the S&P 500 Index over the periods listed below to August 31, 1995.

                                                                    PERIODS TO AUGUST 31, 1995
                                                                   -----------------------------
                                                                   3 YEARS    5 YEARS    7 YEARS
                                                                   -------    -------    -------
JSE Actuaries All Share Index*..................................    22.0%      14.4%      17.9%
                                                                   -------    -------    -------
S&P 500 Index...................................................    10.7%      11.7%      11.5%
                                                                   -------    -------    -------

---------------
* Figures converted to U.S. dollars using the Financial S.A. Rand exchange rate where applicable.

                                 THE PORTFOLIO

     Old Mutual will, shortly before the Initial Closing, transfer to the Master Trust a portfolio of South African securities (the "Portfolio") from the Old Mutual Main Fund. The holdings to be included in the Portfolio have been identified by Old Mutual and are listed on Exhibit A to this Memorandum. At the time it is transferred to the Master Trust, the Portfolio will have a market value, based on latest available market prices, of approximately U.S.$1 billion, and pro rata increases or decreases in the number of securities in each holding set forth on Exhibit A will be made in order to achieve this market value.

     At the time the Portfolio is transferred, it will reflect the equity holdings of the Old Mutual Main Fund, subject to adjustments to exclude companies that are not South African issuers under the Fund's investment policies, to consolidate the weightings of companies within a pyramid group into a single holding (a pyramid group is one where the parent has as its only material asset an interest in another listed company), to reduce the weighting of larger holdings so that none of them represents more than 5% of the Portfolio, to exclude holdings that represent an insignificant part of the Old Mutual Main Fund, to consolidate holdings of different classes of equity securities in the same company into a single class, and to exclude companies investing primarily in real estate. Stamp duty due in respect of the transfer of the Portfolio will be paid by Old Mutual.

     The Portfolio was built up over 30 years and includes a broad cross section of blue-chip South African shares. It also includes a selection of medium and small capitalization stocks. It is slightly underweight in mining stocks and overweight in industrial issuers. At August 31, 1995 it had an historic price earnings ratio of 19.2 and an annual dividend yield of 2.1%.

                              OLD MUTUAL MAIN FUND

     The Old Mutual Main Fund is Old Mutual's principal investment fund and is held generally for the benefit of Old Mutual policyholders.

     The Old Mutual Main Fund comprises a balanced portfolio of equities, cash, bonds, and real property, which at June 30, 1995 were held in the following proportions:

              Equities...........................................   72%
              Bonds..............................................   19%
              Real Property......................................    7%
              Cash...............................................    2%
                                                                   ----
                                                                   100%
                                                                   =====

              Source: Old Mutual

     The equity portion of the Old Mutual Main Fund was valued on an unaudited basis at S.A. Rand 50 billion (U.S.$13.7 billion) as at June 30, 1995.

     The investment objective of the equity portion of the Old Mutual Main Fund is to achieve superior long-term total return from a diversified portfolio. It seeks to deliver returns in excess of the JSE Actuaries All Share Index and of South African inflation. Due to the long-term nature of the life insurance liabilities supported by the Old Mutual Main Fund the emphasis has always been on longer term performance. This philosophy will be applied in relation to the Fund.

     The following table shows the compound annual average total return of the equity portion of the Old Mutual Main Fund compared with the JSE Actuaries All Share Index over the periods listed below to June 30, 1995.

                                                                   PERIODS TO JUNE 30, 1995
                                                              ----------------------------------
                                                              3 YEARS     5 YEARS     7 YEARS**
                                                              -------     -------     ----------
Old Mutual Main Fund (equity portion)*.....................   18.43%      19.24%        26.11%
JSE Actuaries All Share Index..............................   17.24%      15.49%        21.46%

---------------

 * Figures given as at June 30 year end for Old Mutual.
** Continuous figures for the equity portion of the Old Mutual Main Fund are not available prior to June 1988.

     The investments held by the Master Trust will vary from the investments of the Old Mutual Main Fund. Therefore, the investment performance of the Fund and the Old Mutual Main Fund will differ. There can be no assurance that the future performance of the Fund will be the same as, or similar to, the past performance of the Old Mutual Main Fund.

                           INVESTMENT CONSIDERATIONS

     An investment in the Shares is subject to a number of risks. Certain of these risks are set forth below.

CONCENTRATION IN SOUTH AFRICAN SECURITIES

     The Fund will invest primarily in securities of South African issuers and will, as a result, be particularly subject to risks affecting South Africa and its economy and securities markets. Investors in the Fund may therefore be subject to greater risk and volatility than investors in investment vehicles with more geographically diverse investment portfolios.

SOCIAL AND POLITICAL RISKS

     South Africa is undergoing a period of unprecedented social and political change. This has been accompanied by high levels of crime, violence, and social unrest in some areas, which may continue. While some of the reasons for this unrest have been addressed by the recent constitutional changes, others, such as inadequate housing, education, health care, and employment opportunities, remain to be addressed for large segments of the population. In some areas inter-tribal and inter-community antagonisms, channeled through political rivalries, particularly between the ANC and the Inkatha Freedom Party ("IFP"), have been additional causes of violence. There can be no assurance that the current or future governments of South Africa will be able to bring this violence and social unrest under control or create sufficient wealth to satisfy the socio-economic needs of the less privileged sections of the population.

     The ANC, which comprises the majority party in the Government, has in the past espoused a socialist economic program, including nationalization of South African industry and mineral resources and high levels of taxation. In recent years prominent figures in the ANC have distanced themselves from socialism and have supported more market-oriented policies. However, there can be no assurance that market-oriented policies will be pursued.

     The ANC's national executive has indicated concern regarding the dominant position of a number of conglomerates in the South African market. This may lead to a tightening of antitrust rules, with uncertain results.

     The Government is a coalition that includes, among others, the ANC, the IFP, and the National Party. The term of the Government will end in 1999, and the ANC has indicated that it may not continue the coalition arrangements thereafter. If the ANC wins control of the next government and excludes other parties from the government, there may be an increase in social unrest. In addition, without the restraints of a coalition government, the ANC might pursue less market-oriented policies than those of the Government.

     Negotiations on a permanent democratic constitution for South Africa are continuing. The negotiations are scheduled to be completed in May 1996, and the permanent constitution would then become effective in 1999. Failure of the parties to reach agreement on a permanent constitution, or the adoption of a constitution that is thought to lack adequate protections for minorities, regional interests, and private property, may result in further unrest and economic uncertainty.

     In terms of its social and political infrastructure, South Africa currently has many of the characteristics of an emerging market. Investors should recognize that investing in emerging market jurisdictions involves certain considerations not usually associated with investing in securities in more developed capital markets. Investors should carefully consider their ability to assume such risks before making an investment in the Fund.

     South Africa enjoys a developed legal and commercial infrastructure with a strong and independent judiciary and central bank. While the Government has indicated that it supports, and the interim constitution protects, their continued independence, there remains the possibility that they will come under greater political control. In particular, the South African Reserve Bank's attempts to maintain a responsible monetary policy may conflict with the desire of current and future governments to effect substantial and expensive social programs.

     President Mandela currently plays an important role in the South African political structure. It is not possible to predict the consequences of a change in President.

ECONOMIC RISKS

     Growth. Economic growth is an essential element in raising standards of living for underprivileged sectors of the South African population. Although in its June 1995 Quarterly Bulletin, the South African Reserve Bank noted a number of favorable factors pointing to continued growth, there are many potential problems that could either inhibit or extinguish that growth. The Governor of the South African Reserve Bank, in his address to shareholders of the Bank on August 22, 1995, referred to a number of structural issues, such as balance of payments vulnerability, the insufficiency of domestic savings in both the private and public sectors, and uncompetitive production processes, which may inhibit sustained economic growth in South Africa.

     Inflation. Until recently, South African inflation had persisted at annual rates of between 10% and 20%. More recently, the South African Reserve Bank has been successful in bringing that rate to about 10%. There can be no guarantee that current or future governments of South Africa will be able, or will have as a primary objective the desire, to keep inflation under control.

     Balance of Payments/Access to Foreign Capital. Although South Africa currently has relatively low levels of foreign debt, its foreign exchange reserves are depleted, amounting at the end of June 1995 to only U.S.$4.2 billion or 6 weeks of imports of goods and services. If South Africa fails to maintain a balance of payments surplus or is not able to access sources of foreign capital, the government would probably have to raise interest rates and deflate the economy.

     Government Spending. A major plank of the current Government's policy is to develop a more even distribution of wealth among the population. While the Adviser believes that there is scope for limited tax increases, the risk remains that, if taxes and/or government borrowings increase significantly, there could be severe adverse consequences for the South African economy.

     Commodities. Although approximately 10% of South Africa's GDP directly involves mining and quarrying activities, the country remains exposed to any steep fall in world commodity prices.

     Agricultural Conditions. Rainfall patterns are variable in South Africa, and droughts occur frequently in certain parts of the country, resulting in major fluctuations in agricultural output. Fluctuations in agricultural output can significantly influence economic and inflation trends.

     Increased Competition/Lower Tariffs. Following the lifting of sanctions and the election of a new government, foreign companies have begun to re-enter the South African markets. The presence of foreign competition in South African markets may affect the profitability and share price of some South African listed companies. South Africa is also a signatory to the Marrakech Agreement on tariff reduction. In future years the scaling back of tariff protection may adversely impact the performance of certain South African companies.

     Exchange Controls. South Africa has a system of strict exchange controls applicable to residents, domestic institutions, and local companies. Foreign investors are generally not subject to exchange controls. Currently foreign investors can freely repatriate both capital and investment returns subject to compliance with certain exchange control approval procedures. Although the Government and the central bank are committed to easing exchange controls, there can be no assurance that exchange controls will not be tightened or that non-South African residents (such as the Master Trust) will not be made subject to restrictions on dealings in assets located or realized in South Africa. In addition there can be no assurance that a South African administration will not seek to reverse or modify exchange control approvals granted in relation to the establishment of the Fund. In the event exchange controls are lifted, the volatility of South African financial markets may increase. In addition, South Africa has on prior occasions imposed a dual currency system, and reimposition of such a system might reduce the value of the Fund's assets.

MARKET CHARACTERISTICS

     The securities markets of South Africa are comparatively small, with the majority of market capitalization and trading volume concentrated in a relatively small number of companies. In addition, there is a significant degree of cross-ownership among companies and a concentration of ownership in a relatively small number of persons, including the Old Mutual Group. Consequently, the Fund's investments may experience greater price volatility and lower liquidity than a portfolio invested in equity securities of U.S. companies.

CURRENCY RISKS

     The Master Trust's assets will be invested in securities denominated in S.
A. Rand, and income from these investments will be received in S.A. Rand. As a result, the Fund's net asset value and distributions, which will be measured in U.S. dollars, would be adversely affected if the value of the S. A. Rand declines relative to the U.S. dollar. Historically, the S. A. Rand has tended to depreciate against the U.S. dollar.

TAXATION RISKS

     It is possible that current or future South African governments will significantly raise taxes. South Africa does not currently impose tax on capital gains. There can be no assurance that a capital gains tax to which the Master Trust may be subject will not be introduced in the future.

REPORTING STANDARDS

     Companies in South Africa are subject to accounting, auditing, and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. There is less publicly available information about South African companies than about U.S. companies. South African companies are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information.

TRANSACTION COSTS

     Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in South Africa, are generally higher than in the U.S.

UNLISTED SECURITIES

     The Master Trust may invest up to 5% of its total assets in securities that are not listed on a securities exchange. These securities may be subject to more abrupt or erratic changes in value than listed securities, and it may be difficult and expensive for the Master Trust to dispose of these securities.

NON-DIVERSIFIED FUND

     Each of the OMEGA South Africa Fund and the Master Trust is a non-diversified investment company, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Each of the OMEGA South Africa Fund and the Master Trust intends, however, to comply with diversification requirements imposed on regulated investment companies by the Code. See "GENERAL INFORMATION -- Organization".

PRIOR EXPERIENCE OF THE ADVISER

     While Old Mutual has substantial experience in investment management, neither Old Mutual nor the Adviser has previously advised an investment company registered under the 1940 Act.

                                   MANAGEMENT

TRUSTEES

     Each of the OMEGA South Africa Fund and the Master Trust is supervised by a board of trustees, a majority of whom are not affiliated with the Adviser or Old Mutual. The current trustees of the OMEGA South Africa Fund and the Master Trust are the same and are listed below. Asterisks indicate those trustees that are "interested persons" (as defined in the 1940 Act) of the Fund.

     *MICHAEL JOHN LEVETT, South African (aged 56), has been Chairman and Managing Director of Old Mutual since 1990 and Managing Director since 1985. He serves as Chairman of the board of trustees of the OMEGA South Africa Fund and the Master Trust. He has held, and continues to hold, a number of non-executive directorships, including South African Breweries Limited, Barlow Limited, and Nedcor Limited. His address is Mutualpark, Jan Smuts Drive, Pinelands, South Africa.

     *WILLIAM FRANCOIS DE LA HARPE BECK, South African (aged 72), acts as a business consultant. He serves as Deputy Chairman of the board of trustees of the OMEGA South Africa Fund and the Master Trust. He has been a non-executive director of the South African Reserve Bank since 1982 and was, until his retirement in 1978, Group Chairman of the Mobil Companies in South Africa. Mr. Beck was a director of Old Mutual between 1988 and 1994. His address is P.O. Box 4854, Cape Town 8000, South Africa.

     WILLIAM LESTER BOYAN, American (aged 58), has been a director of John Hancock Mutual Life Insurance Company since 1983 and was appointed as President and Chief Operations Officer in 1992. His address is John Hancock Place, Boston, Massachusetts.

     THOMAS HASKINS DAVIS, Bermudian (aged 47), is President and Chief Executive Officer of Winchester Global Trust Company Limited. He was President of Mid-Ocean Trust Company Limited from 1994 to 1995 and was Manager Corporate Trust at Bank of Bermuda from 1979 to 1993. His address is Williams House, 20 Reid Street, Hamilton, Bermuda.

     MICHEL JOHN DREW, Bermudian (aged 59), has been President and Chief Executive Officer of International Services Limited, a corporate services operation, since its inception in 1977. In 1969 he established Schroders (Bermuda) Limited, the principal operating subsidiary in Bermuda of Schroders plc, the London merchant banking house and acted as Chief Executive Officer until his retirement in 1994, having been elected a director in 1993, and President in 1991. His address is 22 Church Street, Hamilton, Bermuda.

     *WILLIAM LANGLEY, South African (aged 52), is President of the Adviser and has been a member of the general management of Old Mutual since 1981. His address is Mutualpark, Jan Smuts Drive, Pinelands, South Africa.

     KENNETH RIGBY WILLIAMS, British (aged 59), was executive Chairman of Westgate Overseas Limited, an international investment company, from 1986 to his retirement in 1994. He holds non-executive directorships with Charles Baynes plc and Hudaco Industries Limited and was a director of South African Breweries Limited from 1973 to 1994. His address is Hallams Court, Littleford Lane, Blackheath, Guildford, Surrey, United Kingdom.

ADVISER

     Old Mutual Asset Managers (Bermuda) Limited (the "Adviser"), a wholly-owned subsidiary of Old Mutual, is the investment adviser to the Master Trust and the Global Fund. The Adviser was organized in 1995 as a Bermuda company for the purpose of advising the Master Trust and the Global Fund. The Adviser's address is Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda.

     William Langley, President of the Adviser, will be responsible for the day to day management of the Master Trust's assets. He joined Old Mutual in 1963, and since 1985 has been involved in the development of Old Mutual's international businesses. Prior to 1985 he was a senior portfolio manager, and his responsibilities included the Old Mutual Main Fund.

     Roddy Sparks, the current manager of the equity portion of the Old Mutual Main Fund, will be responsible for providing in depth research on South African companies to the Adviser. He joined Old Mutual in 1986 and has managed the equity portion of the Old Mutual Main Fund since January 1989. He is based in Cape Town.

     Old Mutual will provide investment research and information to the Adviser. Old Mutual's investment division in South Africa employs over 50 investment professionals, including 19 portfolio managers, 19 research analysts, and 5 economists. Collectively they have considerable experience of the South African investment market and form one of the largest investment teams in the country. Old Mutual has an extensive and detailed proprietary economic and investment database that covers substantially all South African listed companies.

     Old Mutual has been a significant investor in the South African equity market since the early 1960's. In developing its investment philosophy Old Mutual has focused upon long-term returns and has sought to ignore short-term fluctuations in the market. In the early 1970's Old Mutual was a pioneer in developing a risk adjusted dividend discount model for equity valuation that has since formed the foundation for its long-term fundamental value approach to investment. At June 30, 1995 Old Mutual had total assets under management of over U.S.$35 billion.

     Because the OMEGA South Africa Fund will invest all of its investable assets in the Master Trust, the OMEGA South Africa Fund will not have a separate investment adviser.

     The Master Trust will pay the Adviser a Management Fee of 0.85% per annum of the Master Trust's daily net assets. The Management Fee will accrue daily on an annualized basis and be paid monthly in arrears. The Adviser will be responsible for compensating Old Mutual for research and information provided to the Adviser.

ADMINISTRATOR

     State Street Bank and Trust Company (the "OMEGA Fund Administrator") has agreed to provide, either directly or through an indirect wholly-owned subsidiary, certain administrative and fund accounting services (including calculation of the net asset value of the OMEGA South Africa Fund) to the OMEGA South Africa Fund pursuant to an administrative services agreement. State Street Cayman Trust Company, Ltd., either directly or through an affiliated entity (the "Master Trust Administrator"), will provide certain administrative and fund accounting services to the Master Trust pursuant to an administrative services agreement.

     The Master Trust Administrator will receive an annual administration fee from the Master Trust calculated as a percentage of the Master Trust's assets. The percentage will range from 0.05% to 0.01% per annum according to the assets of the Master Trust. If the assets of the Master Trust total U.S.$1 billion during a year, the administration fee percentage for that year will be 0.0375%. In addition, the OMEGA South Africa Fund will pay the OMEGA Fund Administrator an annual administration fee of U.S.$40,000.

TRANSFER AGENT

     State Street Bank and Trust Company (the "Transfer Agent") will serve as transfer agent and dividend disbursing agent for the OMEGA South Africa Fund. The Transfer Agent may delegate certain of its functions to an affiliated entity. The Transfer Agent will receive an annual fee of U.S.$18,000 from the OMEGA South Africa Fund. The principal business address of the Transfer Agent is 225 Franklin Street, Boston, Massachusetts. State Street Cayman Trust Company, Ltd., either directly or through an affiliated entity, will serve as registrar for the Master Trust.

CUSTODIAN AND SUB-CUSTODIAN

     State Street Bank and Trust Company (the "Custodian") will serve as custodian for the Master Trust's and the OMEGA South Africa Fund's assets. Standard Bank of South Africa will serve as sub-custodian for the Master Trust's South African registered assets. All assets of the

Master Trust and the OMEGA South Africa Fund will be held in a segregated account in the name of the relevant Fund. The Custodian will receive an annual custody fee of 0.03% of the Master Trust's average daily net assets. The Custodian will be responsible for the fees of the sub-custodians.

                              VALUATION OF SHARES

     The net asset value per Share will be determined on each day on which the New York Stock Exchange is open for trading (a "Business Day"). This determination is made by the OMEGA Fund Administrator once each day as of 10:00 a.m. (Eastern time), being after the close of business of the JSE for that day, by adding the market value of all securities and other assets of the OMEGA South Africa Fund (including the value of its interest in the Master Trust), then subtracting the OMEGA South Africa Fund's liabilities, and then dividing the result by the number of outstanding Shares. The Master Trust Administrator will calculate the net asset value of the Master Trust as of 10:00 a.m. (Eastern time) on each Business Day by adding the market value of all securities and other assets of the Master Trust and then subtracting the Master Trust's liabilities.

     The Master Trust will generally value JSE listed securities based on the current JSE ruling price. The ruling price for a JSE listed security on any day is the last sale price, adjusted upward to any current higher bid price or downward to any current lower offer price. If the securities did not trade on the JSE on the date of the valuation, they may be valued on a different basis believed by the trustees of the Master Trust to reflect their fair value. Values are converted from S.A. Rand to U.S. dollars using exchange rates prevailing as of the time the net asset value is to be determined. Trading may take place in securities held by the Master Trust on days that are not Business Days and on which it will not be possible to purchase or redeem Shares.

     The Fund may, from time to time, revise its procedures relating to the calculation of net asset value to reflect changes in JSE trading periods and practices.

                               OFFERING OF SHARES

     The OMEGA South Africa Fund expects to offer Shares in three stages. First, the OMEGA South Africa Fund is conducting the Initial Offering to which this Memorandum relates. Following the issuance of the Shares placed during the Initial Offering, the OMEGA South Africa Fund expects to offer any remaining Shares in the Second Offering. After completion of the Second Offering, the OMEGA South Africa Fund may make additional offerings of Shares.

INITIAL OFFERING

     The OMEGA South Africa Fund is offering up to 10 million Shares at a price of U.S.$100 per Share (totaling U.S.$1 billion), payable in cash at the Initial Closing. The minimum purchase for any investor is 50,000 Shares (U.S.$5 million), provided the minimum purchase may, in particular circumstances, be reduced for certain investors to not less than 10,000 Shares (U.S.$1 million) in the discretion of the Placement Agent.

     The termination date of the Initial Offering is November 7, 1995 (the "Initial Offering Termination Date"). No minimum size for the Initial Offering has been established. If acceptable subscriptions for all Shares offered are received prior to the Initial Offering Termination Date, the OMEGA South Africa Fund may conclude the Initial Offering prior to the Initial Offering Termination Date.

     It is expected that the Initial Closing will be held on November 10, 1995 (or any earlier date on which all Shares offered have been subscribed for). The OMEGA South Africa Fund will schedule the Initial Closing and will notify investors that have submitted acceptable subscriptions for Shares of the date thereof. At the Initial Closing the OMEGA South Africa Fund will issue the Shares subscribed for in the Initial Offering.

     The OMEGA South Africa Fund has engaged S.G.Warburg & Co. Inc. to act as the exclusive placement agent for the Initial Offering (the "Placement Agent") on a best efforts basis. The Master Trust will pay the Placement Agent a placement fee equal to 0.25% of the initial offering price of the Shares sold in the Initial Offering pursuant to a placement plan in accordance with Rule 12b-1 under the 1940 Act. The Master Trust will pay a corresponding placement fee to an affiliate of the Placement Agent in respect of the sale of shares in the Non-U.S. Fund. The Master Trust will also pay Old Mutual Bermuda an amount equal to 0.25% of the value of the interest it retains in the Master Trust following the Initial Closing. Old Mutual Bermuda may apply all or a portion of this amount to compensate broker-dealers that assist in any subsequent placement of Shares. The Fund has agreed to indemnify the Placement Agent against certain liabilities, including liabilities under applicable securities laws.

     The OMEGA South Africa Fund is offering the Shares without registration under the 1933 Act as a private placement pursuant to Regulation D under the 1933 Act. The OMEGA South Africa Fund is also relying upon appropriate exemptions from the registration requirements of applicable state securities or blue sky laws. The Shares are being offered and sold in the U.S. only to investors that are "accredited investors" as defined in Regulation D.

     The Initial Offering may be terminated or modified. In particular, the number of Shares offered may be reduced to reflect subscriptions for shares of the Non-U.S. Fund, which will invest in the Master Trust upon the same terms and conditions as the OMEGA South Africa Fund. In the event that the terms of the Initial Offering are materially modified, the new terms will be set forth in a supplement to this Memorandum.

SUBSCRIPTION PROCEDURE

     Investors that wish to subscribe for Shares in the Initial Offering are required to complete the Subscription Booklet circulated by the Placement Agent. Completed subscription documents should be forwarded to the Placement Agent at the following address: 277 Park Avenue, New York, NY 10172. Investors should notify the OMEGA South Africa Fund or the Placement Agent of any subsequent changes in the information provided. All subscriptions are subject to acceptance by the OMEGA South Africa Fund.

     The purchase price for Shares subscribed for in the Initial Offering will be due and payable to the OMEGA South Africa Fund at the Initial Closing. Investors will be provided with the Subscription Booklet and the payment instructions for the purchase price of the Shares shortly before the Initial Offering Termination Date. The price for Shares will be payable by wire transfer to an account of the Transfer Agent.

CLOSING PROCEDURE

     Shortly before the date of the Initial Closing, Old Mutual will transfer the Portfolio to the Master Trust and will make a capital contribution of up to U.S.$5 million to the Master Trust. As consideration for the acquisition of the Portfolio and the up to U.S.$5 million capital contribution, the Master Trust will issue to Old Mutual Bermuda (a wholly-owned subsidiary of Old Mutual) substantially all of the beneficial interest in the Master Trust. Old Mutual has agreed to pay stamp duty due on the transfer of the Portfolio.

     Following the close of JSE trading on the date of the Initial Closing, the Portfolio will be valued for purposes of the Initial Closing by the Master Trust Administrator as described under "VALUATION OF SHARES".

     At the Initial Closing, the OMEGA South Africa Fund will invest the proceeds of the Initial Offering in the Master Trust, and will be issued a proportionate beneficial interest in the Master Trust. The Non-U.S. Fund will similarly invest the proceeds of its initial offering in the Master Trust in return for a beneficial interest in the Master Trust. The Master Trust will apply the proceeds received from the OMEGA South Africa Fund (and the Non-U.S.
Fund) to redeem a corresponding portion of the interest of Old Mutual Bermuda in the Master Trust. Old Mutual Bermuda will invest the proceeds of this redemption in the Global Fund.

SECOND OFFERING AND FURTHER OFFERINGS

     THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO PURCHASE, SHARES IN ANY OFFERING OTHER THAN THE INITIAL OFFERING. Separate offering and subscription materials will be circulated for any further offerings of Shares.

     After the Initial Closing, the OMEGA South Africa Fund expects to offer Shares at a price equal to their net asset value plus a sales charge of 0.25% of the offering price (the "Second Offering"). In the event all Shares offered during the Initial Offering are sold at the Initial Closing, there will be no Second Offering. The Second Offering will continue until the first to occur of
(i) the placement of all remaining Shares and (ii) the date 6 months following the Initial Closing. During the Second Offering Shares will be offered continuously and may be purchased on any Business Day. The OMEGA South Africa Fund may engage broker-dealers in addition to the Placement Agent to offer and sell Shares in the Second Offering.

     Following completion of the Second Offering, the OMEGA South Africa Fund may, from time to time, offer any Shares, including Shares unsold in the Second Offering or redeemed by the OMEGA South Africa Fund, upon prices and selling terms to be determined by the OMEGA South Africa Fund, provided that in no case will the OMEGA South Africa Fund offer Shares for less than their net asset value.

     There can be no assurance that the OMEGA South Africa Fund will conduct the Second Offering or any further offering of Shares or as to the terms upon which the Second Offering or any further offering will be made. Investors that purchase Shares in the Initial Offering will not have any pre-emptive rights with respect to the Second Offering or any further offerings.

SERVICING FEE

     The Adviser (or another subsidiary of Old Mutual) will, on the third anniversary of the Initial Closing, pay an affiliate of the Placement Agent from its own resources a servicing fee with respect to Shares that are (i) sold in the Initial Offering or Second Offering and (ii) continuously outstanding through the third anniversary of the Initial Closing ("Qualifying Shares"). The servicing fee will be equal to 0.125% per annum of the proportion of the Master Trust's daily net assets represented by the Qualifying Shares during the period ending on such third anniversary. All or part of the servicing fee may be reallowed to any other broker-dealers that participate in the Second Offering.

     The servicing fee will not be paid by the Fund. The servicing fee is intended to compensate the Placement Agent and other broker-dealers engaged by the Fund for providing ongoing shareholder services.

EXPENSE REIMBURSEMENT

     The OMEGA South Africa Fund will reimburse the Adviser for certain marketing expenses incurred (or advanced to the Placement Agent or others) by the Adviser in the placement of Shares, provided the amount of such reimbursements in any year will not exceed 0.05% of the average daily net assets of the OMEGA South Africa Fund for such year. This reimbursement is authorized pursuant to a plan of placement maintained by the OMEGA South Africa Fund. The reimbursement will apply to marketing costs for the Shares, including costs relating to meetings and communications with potential investors, travel, and printing and distributing offering materials.

     The OMEGA South Africa Fund will provide to its trustees quarterly a written report of amounts reimbursed pursuant to the plan of placement. The trustees of the OMEGA South Africa Fund will review the continuation of the plan of placement on an annual basis.

                                  REDEMPTIONS

     Investors may request redemption of Shares on any Business Day at their net asset value (as determined as of 10:00 a.m. (Eastern time) on the next Business
Day), subject to a Redemption Fee charged by the OMEGA South Africa Fund of 1.75% of redemption proceeds. Redemption requests should be submitted in writing to the Transfer Agent on a form available from the OMEGA South Africa Fund or the Transfer Agent. The office of the Transfer Agent will be open to accept redemption requests from 12:00 noon to 4:00 p.m. (Eastern time) on every Business Day. The Transfer Agent may require evidence of the authority of persons submitting any redemption request. Redemption proceeds will be paid in federal funds within seven days following receipt of a redemption request in proper form.

     In order to fund redemptions, the OMEGA South Africa Fund will redeem a corresponding portion of its interest in the Master Trust. For so long as Old Mutual Bermuda provides the Liquidity Facility, the OMEGA South Africa Fund will pay to Old Mutual Bermuda amounts collected in respect of the Redemption Fee as compensation for the Liquidity Facility. Should the Liquidity Facility be terminated, the OMEGA South Africa Fund will pay amounts collected in respect of the Redemption Fee to the Master Trust.

     The Fund believes that the Liquidity Facility will reduce the trading costs of the Fund. The Redemption Fee will not apply to direct or indirect transfers of Shares from one investor to another.

                     LIQUIDITY FACILITY AND THE GLOBAL FUND

     The Adviser will serve as investment adviser to Old Mutual Global Assets Fund Limited, a mutual fund newly organized under the laws of Bermuda (the "Global Fund"). THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES OF THE GLOBAL FUND. Old Mutual Bermuda will be the sole shareholder of the Global Fund. The Global Fund will invest in broadly diversified portfolios of South African equities and international equity, debt, and money market securities with the goal of achieving a long-term total return. The Global Fund may only borrow to a limited extent. The Global Fund is designed to provide a pool of securities to fund redemptions of Shares and redemptions of shares of the Non-U.S. Fund.

     Prior to the Initial Closing Old Mutual will transfer to the Global Fund approximately U.S.$500 million of South African securities. In addition, at the Initial Closing and upon subsequent issuances of Shares (or shares in the Non-U.S. Fund) the Master Trust will redeem a portion of the interest of Old Mutual Bermuda in the Master Trust, and Old Mutual Bermuda will invest the redemption proceeds in the Global Fund.

     Old Mutual Bermuda has undertaken to the Master Trust and the OMEGA South Africa Fund that it will, to the extent required to provide funds for redeeming Shares, liquidate all or a portion of its interest in the Global Fund to generate cash, which Old Mutual Bermuda will invest in the Master Trust. Old Mutual Bermuda may not terminate the Liquidity Facility without giving at least 120 days notice to Shareholders, provided that Old Mutual Bermuda may terminate the Liquidity Facility at any time without prior notice if the Adviser ceases to be investment adviser to the Master Trust (other than by reason of the voluntary termination of the investment advisory agreement with the Master Trust by the Adviser). Any termination of the Liquidity Facility would not affect Shareholder redemption rights. If the Liquidity Facility is terminated, the Master Trust may fund redemptions by realizing its assets. Following termination of the Liquidity Facility, Old Mutual Bermuda would be free to redeem all or part of its interest in the Master Trust.

     For so long as the Liquidity Facility is made available, Old Mutual Bermuda will not withdraw monies from the Global Fund except as required for the Liquidity Facility and except for dividends paid by the Global Fund. In addition, for so long as the Liquidity Facility is made available, Old Mutual Bermuda will not withdraw monies from the Master Trust except to withdraw cash equivalent to amounts invested in the Master Trust by the OMEGA South Africa Fund (or the Non-U.S. Fund) and except for its proportion of the income and realized capital profits of the Master Trust.

     It is possible that at some time the value of Old Mutual Bermuda's investment in the Global Fund might be insufficient to fund the redemption of all Shares submitted for redemption.

     Additional investments by the OMEGA South Africa Fund in the Master Trust that are not offset by redemptions of Master Trust interests (either by Old Mutual Bermuda or the Non-U.S. Fund) will be applied to acquire additional securities in accordance with the Master Trust's investment policies.

     Old Mutual established the Global Fund pursuant to the approval of the South African Reserve Bank for the transfer of the Portfolio out of South Africa to the Master Trust. Under South African exchange control regulations, South African residents are not, in general, permitted to transfer cash and investment assets out of South Africa or to hold non-South African investments. Recently the South African Reserve Bank has relaxed these regulations to permit certain "asset swaps" in which South African institutions may exchange their South African investments for non-South African assets. Asset swaps incorporate safeguards intended to protect South African foreign exchange reserves. The Global Fund is intended as a means of providing liquidity and assuring that, when Shareholders liquidate their interests in the Master Trust by redeeming Shares, Old Mutual Bermuda will acquire equivalent interests in the Master Trust.

                                  TAX MATTERS

     This discussion is for general information only. Investors should consult their own tax advisers about the tax consequences of an investment in the OMEGA South Africa Fund before subscribing for Shares.

CERTAIN U.S. TAX MATTERS

     The OMEGA South Africa Fund intends to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes, although the OMEGA South Africa Fund's income may be subject to non-U.S. taxes. The Master Trust intends to qualify as a "partnership" under the Code, with the result that the OMEGA South Africa Fund will be required to take into account its pro rata share of the Master Trust's income, gain, loss, expense, credit, and other applicable items.

     For investors subject to U.S. federal income tax, OMEGA South Africa Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Generally, distributions from the OMEGA South Africa Fund's net investment income and short-term capital gains will be taxed as ordinary income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxed as such regardless of how long Shares have been held.

     Any OMEGA South Africa Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The OMEGA South Africa Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

     Any OMEGA South Africa Fund distribution will have the effect of reducing the per Share net asset value of Shares by the amount of the distribution. Shareholders purchasing Shares shortly before the record date of any distribution may thus pay the full price for the Shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     In general, any gain or loss realized upon a taxable disposition of Shares by a Shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

     Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund.

     While, as discussed under "South African Taxation" below, there are currently no South African taxes that would apply to the earnings of the Fund, in the future the Fund may pay South African taxes on its investment income. The OMEGA South Africa Fund expects to be able to elect to "pass through" to Shareholders non-U.S. income taxes paid. If the OMEGA South Africa Fund so elects, Shareholders will be required to treat their pro rata portion of the non-U.S. income taxes paid by the OMEGA South Africa Fund as part of the amounts distributed to them by the OMEGA South Africa Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the OMEGA South Africa Fund does not qualify or elect to "pass through" to Shareholders non-U.S. income taxes paid by it, Shareholders will not be able to claim any deduction or credit for any part of the non-U.S. taxes paid by the OMEGA South Africa Fund.

     Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The OMEGA South Africa Fund intends to withhold tax payments at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, unless a lower rate is permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the Internal Revenue Service within the time period appropriate to such claims. Distributions received from the OMEGA South Africa Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdiction. The OMEGA South Africa Fund is also required in certain circumstances to apply backup withholding of 31% of taxable dividends and redemption proceeds paid to any Shareholder (including a Non-U.S. Person) who does not furnish to the OMEGA South Africa Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

SOUTH AFRICAN TAXATION

     Income Tax. The Master Trust will be treated as a trust for South African tax purposes with the result that income passing through the Master Trust will retain its nature in investors' hands. South African income tax is source based and therefore only income derived from a South African or deemed South African source would be taxable. Dividends are exempt from tax. The special withholding tax on dividends payable from a South African source to non-residents ("NRST") is to be abolished with effect from October 1, 1995. Interest from a source within or deemed within South Africa accruing to non-residents or companies and other associations which are managed and controlled outside South Africa is also exempt from tax.

     Gains realized by the Master Trust on the disposal of South African securities would be taxable if they are of a revenue nature from a business of trading in securities. The investment policy of the Master Trust should result in the underlying securities being held as capital investments (gains in respect of which would not be regarded as revenue profit).

     Capital gains tax. South Africa has no capital gains tax and therefore capital gains (as opposed to share-dealing gains) on the sale of shares are not taxable.

     Stamp duty or Marketable Securities Tax ("MST"). Stamp duty or MST at a rate of 1% is payable by the transferee on the transfer of equities. Stamp duty is not payable with respect to transactions effected through a brokerage firm, which are subject to MST. Special exemptions from stamp duty and MST apply in respect of the transfer of securities of South African issuers with a foreign branch register.

     Secondary Tax on Companies ("STC"). To promote reinvestment of profits a system of STC, at a rate of 25%, payable by South African companies in respect of net dividends distributed, was introduced during 1993. The level of dividends payable to the Master Trust would therefore be influenced by STC.

BERMUDA TAXATION

     There is no Bermuda income, corporation, or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty, or inheritance tax payable by the OMEGA South Africa Fund, the Master Trust, or the Shareholders, other than Shareholders ordinarily resident in Bermuda.

                                 ERISA MATTERS

     Shares of the OMEGA South Africa Fund are available for purchase by fiduciaries acting on behalf of employee benefit plans subject to ERISA (an "ERISA Plan"), which otherwise meet all applicable investor criteria. See "OFFERING OF SHARES" above. In considering an investment in the OMEGA South Africa Fund, a fiduciary acting on behalf of an ERISA Plan should consider in the context of the Plan's particular circumstances whether the investment will be consistent with its responsibilities and the special constraints imposed by ERISA and the Code.

     Because the Fund will be an investment company registered under the 1940 Act, under applicable Department of Labor regulations regarding the identification of "plan assets" for purposes of ERISA and the prohibited transaction provisions of the Code, the investment in the Fund by an ERISA Plan will include the Shares acquired but will not, solely by reason of the acquisition of such Shares, include any of the underlying assets of the Fund.

     The foregoing discussion is merely a summary of certain issues any fiduciary acting on behalf of an ERISA Plan should evaluate when considering an investment in Shares of the OMEGA South Africa Fund.

                              GENERAL INFORMATION

ORGANIZATION

     The OMEGA South Africa Fund is a Massachusetts business trust that was organized in September 1995 and will register as a non-diversified open-end management investment company under the 1940 Act. The Master Trust is a trust that was organized in September 1995 under the laws of Massachusetts and will also register as a non-diversified open-end management investment company under the 1940 Act. The declaration of trust of the Master Trust provides that the OMEGA South Africa Fund and any other entities investing in the Master Trust are each liable for all obligations of the Master Trust. However, it is not expected that the liabilities of the Master Trust would ever exceed its assets.

     Each of the OMEGA South Africa Fund and the Master Trust is a non-diversified investment company, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Each of the OMEGA South Africa Fund and the Master Trust intends, however, to comply with diversification requirements imposed on regulated investment companies by the Code. Under these requirements not more than 25% of the Master Trust's total assets will be invested in securities of any one issuer, and at least 50% of the total assets of the Master Trust will be represented by cash, securities of other investment companies, and other securities not exceeding with respect to any issuer 5% of the assets of the Master Trust or 10% of the outstanding securities of any issuer.

INVESTMENT STRUCTURE

     Rather than directly acquire and manage its own portfolio of securities, the OMEGA South Africa Fund will invest all of its investable assets in the Master Trust, which has the same investment objective as the OMEGA South Africa Fund. The Non-U.S. Fund and other investment vehicles, if any, may acquire interests in the Master Trust upon the same terms and conditions as the OMEGA South Africa Fund. The Non-U.S. Fund and other investment vehicles that invest in the Master Trust may have different operating expenses and sales charges than the OMEGA South Africa Fund, although it is intended that the sales charges for the OMEGA South Africa Fund and the Non-U.S. Fund will be the same for the Initial Offering and the Second Offering.

TRANSFERS OF SHARES

     The Initial Offering has not been registered under the 1933 Act, and the Shares will therefore be "restricted securities". The OMEGA South Africa Fund may require as a condition of any transfer of Shares receipt of an opinion of counsel, in form and substance satisfactory to the OMEGA South Africa Fund, to the effect that a proposed transfer may be made without registration under the 1933 Act or applicable state securities laws.

VOTING AND OTHER RIGHTS

     Each Share gives the Shareholder one vote in elections for trustees of the OMEGA South Africa Fund and other matters submitted to Shareholders for vote. All Shares have equal voting rights. The OMEGA South Africa Fund may issue an unlimited number of shares and may divide Shares into series and classes.

     The OMEGA South Africa Fund's activities are supervised by its board of trustees. As a Massachusetts business trust, the OMEGA South Africa Fund is not required to hold annual Shareholder meetings. Shareholders will be entitled to vote on the election of the trustees of the OMEGA South Africa Fund and certain important matters, including (i) certain amendments to the declaration of trust of the OMEGA South Africa Fund, and (ii) changes in the investment objective and the fundamental investment restrictions of the OMEGA South Africa Fund. Trustees of the OMEGA South Africa Fund may be removed by a vote of the Shareholders holding two-thirds of outstanding Shares. Each Share is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the OMEGA South Africa Fund.

     The Master Trust's activities are supervised by its board of trustees. Holders of the beneficial interest in the Master Trust, including the OMEGA South Africa Fund, will be entitled to vote on the election of the trustees of the Master Trust and certain important matters, including (i) certain amendments to the declaration of trust of the Master Trust, (ii) changes in the investment objective and the fundamental investment restrictions of the Master Trust, (iii) material amendments to the investment advisory agreement between the Master Trust and the Adviser, or the adoption of a new investment advisory agreement, and (iv) continuation of the Master Trust upon the withdrawal of a holder of its beneficial interest. The trustees of the Master Trust may be removed by a vote of the holders of two-thirds of the outstanding beneficial interests in the Master Trust.

     If the Master Trust seeks the vote of the OMEGA South Africa Fund on any matter (other than a vote to continue the Master Trust upon the withdrawal of another investor in the Master Trust, in which circumstances the trustees of the OMEGA South Africa Fund may vote to continue the Master Trust), the OMEGA South Africa Fund shall submit the matter to a vote of the Shareholders and shall exercise its Master Trust voting rights proportionately as instructed by the Shareholders that participate in the vote. It is possible that a majority of the investors in the Master Trust will exercise their Master Trust voting rights in a manner contrary to the vote of the Shareholders. The OMEGA South Africa Fund will be entitled to participate in distributions and the proceeds of any liquidation of the Master Trust in proportion to its interest in the Master Trust.

PURCHASE RIGHT

     In the event that either the OMEGA South Africa Fund or the Master Trust votes to dissolve, Old Mutual will be entitled to acquire all of the outstanding Shares at a price equal to their net asset value. No Redemption Fee will apply in this case.

CERTIFICATES

     The Transfer Agent maintains a share register for Shareholders. Share certificates are not issued.

SECURITIES TRANSACTIONS

     The primary consideration in placing the Fund's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

CERTAIN CONFLICTS OF INTEREST

     The Old Mutual Group is an important participant in the South African securities markets. At July 31, 1995 the Old Mutual Group's JSE holdings totaled S.A. Rand 72 billion, equal to approximately 8% of total JSE market capitalization. At July 31, 1995 the Old Mutual Group held 5% or more of the listed securities in 21% of the JSE traded companies, which companies collectively represented 50% of the JSE market capitalization. As a result of these holdings, the Old Mutual Group has a substantial interest in many of the companies that are included in the Portfolio. The Fund has adopted the following restrictions designed to address conflicts of interest arising from the Old Mutual Group's position in the South African securities markets:

          (i) The Fund will acquire securities of companies in which the Old Mutual Group holds 5% or more of the equity interest ("OM Affiliated Companies") only from unaffiliated brokers in open market transactions, except for (A) transactions approved by order of the Securities and Exchange Commission, (B) the acquisition of the Portfolio, and (C) dividends consisting of securities, rights issued in a rights offering to existing shareholders, and securities received upon exercise of such rights. This restriction will not apply to the OMEGA South Africa Fund's investment in the Master Trust.

          (ii) The Fund will not participate in any effort to replace the management of any issuer, or take legal or management control of any issuer, provided this restriction will not prohibit the Fund from (A) accepting a tender or takeover offer made generally to holders of a particular security or (B) voting its securities, or granting a proxy to vote its securities, in any proxy contest that is not, directly or indirectly, organized by a member of the Old Mutual Group. This restriction will not apply to the OMEGA South Africa Fund's investment in the Master Trust.

          (iii) The Fund will not engage in any purchases of securities of OM Affiliated Companies, or defer its sales of such securities, for the purpose of supporting the price thereof.

          (iv) Fund purchases and sales of the securities of OM Affiliated Companies, as well as purchases or sales of the same securities by other members of the Old Mutual Group at similar times, will be reviewed by (A) the Old Mutual Surveillance Team on a regular basis and (B) the Fund trustees on at least a quarterly basis. Old Mutual will provide the Fund trustees with such information as they may require for purposes of this review.

          (v) The Fund will not purchase securities of any issuer in which the Old Mutual Group owns in the aggregate in excess of 50% of the outstanding equity interest or where the acquisition would result in the Old Mutual Group owning in the aggregate in excess of 50% of the outstanding equity interest, provided this restriction (A) will not apply to the OMEGA South Africa Fund's investment in the Master Trust or to the acquisition of the Portfolio and (B) will not prohibit the Fund from electing to receive dividends consisting of securities, or exercising rights issued in a rights offering, upon the same terms generally available to other investors.

     Old Mutual and companies in the Old Mutual Group act as investment manager and adviser to a number of funds, customers, and proprietary accounts (including the Old Mutual Main Fund). The Adviser will act as investment adviser to the Master Trust, and to the Global Fund which will hold investments in South African equities.

     The South African equity investments of the Master Trust, the Global Fund, and the Old Mutual Main Fund will ordinarily be managed pursuant to substantially similar investment objectives and policies. However, the composition of their respective portfolios, and the purchase and sale transactions entered into on behalf of the Master Trust, the Global Fund, and the Old Mutual Main Fund will not be identical.

     The Adviser will use its best efforts to assure that the Master Trust has the opportunity to participate in potential investments which fall within its investment objective and policies such that the allocation of those investments as between the Master Trust and the other funds, customers, and proprietary accounts managed or advised by Old Mutual or one of its wholly-owned subsidiaries is made on a fair and equitable basis.

EXPENSES

     The OMEGA South Africa Fund and the Master Trust will amortize their organizational and offering expenses (other than the placement fee and the amount payable to Old Mutual Bermuda at the Initial Closing), which are estimated at less than 0.20% of the net asset value of the Master Trust at the Initial Closing, over a period of five years. The OMEGA South Africa Fund and the Master Trust will be responsible for the ongoing expenses of conducting their affairs, including (i) investment advisory, administration, custody, and transfer agency fees and expenses, (ii) legal, audit, and accounting fees and expenses, (iii) costs of reports to and other communications with investors,
(iv) costs of preparing and filing tax returns and reports and other governmental filings, (v) fees and expenses of trustees, (vi) printing, copying, travel, and communication costs, and (vii) costs of registering or qualifying Fund securities under the securities laws of various jurisdictions.

     The Adviser will reduce or rebate a portion of the Management Fee as necessary so that ordinary operating expenses of the Fund, including the Management Fee, will not exceed 1.00% per annum of the Fund's daily net assets. This limitation does not apply to (i) extraordinary expenses (such as the cost of litigation), (ii) the placement fee and the amount payable to Old Mutual Bermuda at the Initial Closing, (iii) sales charges on Shares, (iv) brokerage expenses, or (v) the Redemption Fee. The Adviser may not terminate its undertaking to so reduce or rebate a portion of the Management Fee without giving at least 120 days notice to Shareholders, provided the Adviser may terminate this undertaking at any time without prior notice if the Adviser ceases to be investment adviser to the Master Trust.

                             ADDITIONAL INFORMATION

     The Fund's registration statement under the 1940 Act will contain more detailed information about the Fund. The proposed form of the Fund's registration statement will be provided to potential investors upon request.

     The Fund will provide to a prospective investor upon request such additional information concerning the Fund and its proposed investments as the Fund possesses or can obtain without unreasonable effort or expense. Requests for additional information should be directed to S.G.Warburg & Co. Inc., 277 Park Avenue, New York, NY 10172 (212) 224-7970.

                                    GLOSSARY

ADVISER means Old Mutual Asset Managers (Bermuda) Limited, the investment adviser to the Master Trust.

ANC means the African National Congress.

BUSINESS DAY means each day on which the New York Stock Exchange is open for trading.

CODE means the Internal Revenue Code of 1986, as amended.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

ERISA PLAN means an employee benefit plan subject to ERISA.

FUND means the OMEGA South Africa Fund and the Master Trust except as otherwise indicated.

GLOBAL FUND means Old Mutual Global Assets Fund Limited, a mutual fund organized under the laws of Bermuda.

GOVERNMENT means the South African Government of National Unity.

IFP means the Inkatha Freedom Party.

INITIAL CLOSING means the closing on the Initial Offering scheduled on or about November 10, 1995.

INITIAL OFFERING means the offering of up to 10 million Shares on the terms and conditions of this Memorandum.

INITIAL OFFERING TERMINATION DATE means November 7, 1995.

JSE means The Johannesburg Stock Exchange.

LIQUIDITY FACILITY means the undertaking of Old Mutual Bermuda to apply the assets of the Global Fund to make such additional investments in the Master Trust as may be required from time to time in order to provide funds for redeeming Shares.

MANAGEMENT FEE means the management fee payable to the Adviser of 0.85% per annum of the Master Trust's daily net assets.

MASTER TRUST means Old Mutual South Africa Equity Trust, a Massachusetts trust.

MASTER TRUST ADMINISTRATOR means State Street Cayman Trust Company, Ltd., as administrator of the Master Trust.

1940 ACT means the Investment Company Act of 1940, as amended.

1933 ACT means the Securities Act of 1933, as amended.

NON-U.S. FUND means Old Mutual SAGA Fund, a mutual fund organized under the laws of Bermuda.

OM AFFILIATED COMPANIES means companies in which the Old Mutual Group holds 5% or more of the equity interests.

OLD MUTUAL means the South African Mutual Life Assurance Society, a mutual assurance society organized under the laws of South Africa.

OLD MUTUAL BERMUDA means Old Mutual Fund Holdings (Bermuda) Limited, a Bermuda company that is a wholly-owned subsidiary of Old Mutual.

OLD MUTUAL GROUP means Old Mutual, its wholly-owned subsidiaries, and investment vehicles managed by Old Mutual or its wholly-owned subsidiaries, collectively.

OLD MUTUAL MAIN FUND means Old Mutual's principal investment fund.

OMEGA FUND ADMINISTRATOR means State Street Bank and Trust Company, as administrator of the OMEGA South Africa Fund.

OMEGA SOUTH AFRICA FUND means Old Mutual Equity Growth Assets South Africa Fund, a Massachusetts business trust.

PLACEMENT AGENT means S.G.Warburg & Co. Inc., as the placement agent for the Initial Offering.

PORTFOLIO means a portfolio of South African securities to be transferred from the Old Mutual Main Fund to the Master Trust.

QUALIFYING SHARES means Shares that are (i) sold in the Initial Offering or Second Offering, and (ii) continuously outstanding through the third anniversary of the Initial Closing.

REDEMPTION FEE means a redemption fee charged by the OMEGA South Africa Fund of 1.75% of redemption proceeds.

S.A. RAND means South African rand, the currency of South Africa.

SECOND OFFERING means the offer for up to 6 months after the Initial Closing of Shares at a price equal to their net asset value plus a sales charge of 0.25% of the offering price.

SHAREHOLDERS means the registered holders of Shares.

SHARES means the shares of beneficial interest of the OMEGA South Africa Fund.

TRANSFER AGENT means State Street Bank and Trust Company, as transfer agent for the OMEGA South Africa Fund.

                                   EXHIBIT A

     Set forth below are the securities to be included in the Portfolio. The weighting of these holdings may be adjusted prior to the Initial Closing.

                    COMPANY                               JSE SECTOR            % OF HOLDINGS
----------------------------------------------- ------------------------------- -------------
ANGLO AMERICAN CORPORATION OF SA LTD........... Mining Houses                         5.0
BARLOW LTD..................................... Industrial Holding                    5.0
CG SMITH LTD................................... Industrial Holding                    5.0
DE BEERS CONSOLIDATED MINES LTD................ Diamonds                              5.0
NEDCOR LTD..................................... Banks & Financial Services            5.0
SOUTH AFRICAN BREWERIES LTD.................... Beverages, Hotels & Leisure           5.0
SAFMARINE AND RENNIES HOLDINGS
  LTD.......................................... Industrial Holding                    5.0
STANDARD BANK INVESTMENT CORP
  LTD.......................................... Banks & Financial Services            5.0
SASOL LTD...................................... Chemicals, Oils & Plastics            4.8
REMBRANDT GROUP LTD............................ Industrial Holding                    4.3
ANGLOVAAL LTD*................................. Mining Houses                         4.2
WOOLTRU LTD*................................... Stores                                3.4
GENCOR LTD..................................... Mining Houses                         3.0
ANGLOVAAL INDUSTRIES LTD....................... Industrial Holding                    2.8
REUNERT LTD.................................... Electronics & Electrical              2.4
GOLD FIELDS OF SA LTD.......................... Mining Houses                         2.2
LYDENBURG PLATINUM LTD......................... Platinum                              2.0
SAPPI LTD...................................... Paper & Packaging                     1.9
RAND MINES LTD................................. Mining Houses                         1.9
ISCOR LTD...................................... Steel & Allied                        1.8
TRENCOR LTD.................................... Transportation                        1.6
FOSCHINI LTD................................... Stores                                1.6
ANGLO AMERICAN COAL CORP LTD................... Coal                                  1.6
JOHNNIES INDUSTRIAL CORPORATION
  LTD.......................................... Industrial Holding                    1.5
AFRICAN OXYGEN LTD............................. Engineering                           1.1
JCI LTD........................................ Mining Houses                         1.0
ANGLO AMERICAN PLATINUM CORPORATION LTD........ Mining Houses                         1.0
DRIEFONTEIN CONSOLIDATED LTD................... Gold                                  0.8
GENBEL INVESTMENTS LTD......................... Investment Trusts                     0.8
LIBERTY LIFE ASSOCIATION OF AFRICA LTD......... Insurance                             0.7
MIDDLE WITWATERSRAND (WESTERN AREAS) LTD....... Mining Holding                        0.7
ENGEN LTD...................................... Chemicals, Oils & Plastics            0.7
SAMANCOR LTD................................... Manganese                             0.7
JD GROUP LTD................................... Furniture & Household                 0.7
CG SMITH FOODS LTD............................. Food                                  0.7
IMPALA PLATINUM HOLDINGS LTD................... Platinum                              0.7

                    COMPANY                               JSE SECTOR            % OF HOLDINGS
----------------------------------------------- ------------------------------- -------------
ANGLO ALPHA LTD................................ Building, Construction, Allied        0.6
BIDVEST GROUP LTD**............................ Industrial Holding                    0.6
AECI LTD....................................... Chemicals, Oils & Plastics            0.6
MUTUAL & FEDERAL INSURANCE CO LTD.............. Insurance                             0.6
MURRAY & ROBERTS HOLDINGS LTD.................. Industrial Holding                    0.5
TIGER OATS LTD................................. Food                                  0.5
ALLIED ELECTRONICS CORPORATION
  LTD.......................................... Electronics & Electrical              0.5
NAMPAK LTD..................................... Paper & Packaging                     0.4
OMNI MEDIA CORPORATION LTD..................... Printing & Publishing                 0.4
INVESTEC HOLDINGS LTD.......................... Banks & Financial Services            0.4
EVERITE HOLDINGS LTD........................... Building, Construction, Allied        0.4
MALBAK LTD..................................... Industrial Holding                    0.4
SENTRACHEM LTD................................. Chemicals, Oils & Plastics            0.4
IMPERIAL HOLDINGS LTD.......................... Industrial Holding                    0.4
METROPOLITAN LIFE LTD.......................... Insurance                             0.4
ASSOCIATED ORE AND METAL CORP LTD.............. Mining Holding                        0.3
AMALGAMATED BANKS OF SA LTD.................... Banks & Financial Services            0.3
IBM SOUTH AFRICA GROUP LTD..................... Electronics & Electrical              0.3
GRINTEK LTD.................................... Electronics & Electrical              0.3
SOUTHVAAL HOLDINGS LTD......................... Gold                                  0.3
VAAL REEFS EXPLORATION AND MINING CO LTD....... Gold                                  0.2
FORWARD CORPORATION LTD........................ Industrial Holding                    0.2
FIRST NATIONAL BANK HOLDINGS LTD............... Banks & Financial Services            0.2
INDEPENDENT NEWSPAPERS HOLDINGS LTD............ Printing & Publishing                 0.2
                                                                                -------------
                                                                                    100.0
                                                                                ==========

All holdings are of ordinary shares except for:
 * "N" (restricted voting) ordinary shares
** Convertible Debenture Stock

OMEGA SOUTH AFRICA FUND

INVESTMENT ADVISER
Old Mutual Asset Managers (Bermuda) Limited
Richmond House, 12 Par-la-Ville Road, Hamilton
Bermuda

PLACEMENT AGENT
S.G.Warburg & Co. Inc.
277 Park Avenue, New York, NY 10172

STRUCTURING AGENT
International Finance Corporation
1818 H. Street N.W., Washington, DC 20433

ADMINISTRATOR
FOR THE OMEGA SOUTH AFRICA FUND:
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

FOR THE MASTER TRUST:
State Street Cayman Trust Company,
  Ltd.
P.O. Box 2508
Elizabeth Square, George Town
Grand Cayman, British West Indies

TRANSFER AGENT
FOR THE OMEGA SOUTH AFRICA FUND:
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
FOR THE OMEGA SOUTH AFRICA FUND:
KPMG Peat Marwick LLP
99 High Street, Boston, MA 02110

FOR THE MASTER TRUST:
KPMG Peat Marwick
Vallis Building, Hamilton HM 11 Bermuda

LEGAL COUNSEL
IN THE UNITED STATES:
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

IN THE UNITED KINGDOM:
Norton Rose
Kempson House, Camomile Street
London EC3A 7AN

IN BERMUDA:
Conyers Dill & Pearman
Clarendon House, Church Street
Hamilton, Bermuda
               TABLE OF CONTENTS

Summary of the Offering.................    1
Investment Objective and Policies.......    8
South Africa............................   10
The Portfolio...........................   13
Old Mutual Main Fund....................   13
Investment Considerations...............   14
Management..............................   17
Valuation of Shares.....................   20
Offering of Shares......................   20
Redemptions.............................   23
Liquidity Facility and the Global
  Fund..................................   23
Tax Matters.............................   24
ERISA Matters...........................   27
General Information.....................   27
Additional Information..................   30
Glossary................................   31

                                     PART B

Item 10.  Cover Page.

    Not applicable.

Item 11.  Table of Contents.

                                                                            Page
                                                                            ----
    General Information and History  . . . . . . . . . . . . . . . . . .    B-1
    Investment Objective and Policies  . . . . . . . . . . . . . . . . .    B-1
    Management of the Fund . . . . . . . . . . . . . . . . . . . . . . .    B-12
    Control Persons and Principal Holders of Securities  . . . . . . . .    B-14
    Investment Advisory and Other Services . . . . . . . . . . . . . . .    B-15
    Brokerage Allocation and Other Practices . . . . . . . . . . . . . .    B-22
    Capital Stock and Other Securities . . . . . . . . . . . . . . . . .    B-23
    Purchase, Redemption and Pricing of Securities . . . . . . . . . . .    B-26
    Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-30
    Underwriters . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-32
    Calculation of Performance Data  . . . . . . . . . . . . . . . . . .    B-32
    Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .    B-33


Item 12.  General Information and History.

    Not applicable.

Item 13.  Investment Objective and Policies.

    Part A contains additional information about the investment objective and policies of Old Mutual Equity Growth Assets South Africa Fund (the "OMEGA South Africa Fund"). Rather than directly acquire and manage its own portfolio of securities, the OMEGA South Africa Fund will invest all of its investable assets in Old Mutual South Africa Equity Trust (the "Master Trust"), a Massachusetts trust that has the same investment objective as the OMEGA South Africa Fund. All references in this Part B to the "Fund" apply to both the OMEGA South Africa Fund and the Master Trust, except as otherwise indicated. This Part B should be read in conjunction with Part A.

    The investment objective of the Fund is long-term total return in excess of that of The Johannesburg Stock Exchange ("JSE") Actuaries All Share Index from investment in equity securities of South African issuers. Of course, there can be no assurance that the Fund will achieve its investment objective.

    Part A contains a discussion of the various types of securities in which the Fund may invest and the risks involved in such investments. The following supplements the information contained in Part A concerning the investment objective, policies and techniques of the Fund.

    The OMEGA South Africa Fund will seek to achieve its investment objective by investing all of its investable assets in the Master Trust. The Master Trust will seek to achieve its investment objective by investing in equity securities of South African issuers. Under normal circumstances, at least 95% of the Master Trust's total assets will be invested in equity securities of South African issuers that are listed on a securities exchange. The Master Trust may invest up to 5% of its total assets in securities that are, at the time of the investment, not listed on a securities exchange (although such investments will generally be limited to securities that are expected to be listed on an exchange within a reasonable period of time).

    In managing the Master Trust's assets, Old Mutual Asset Managers (Bermuda) Limited, the adviser to the Master Trust (the "Adviser"), will not speculate for short-term gain but will focus on securities that, in the Adviser's opinion, are likely to show long-term improvements in profits and cash flow. Less weight will be accorded to short-term and cyclical factors. This approach is designed to result in strong dividend growth and capital appreciation. Historically, South African issuers have retained a high proportion of earnings and, if this policy continues, it is likely that any long-term total return would largely be in the form of capital appreciation.

    For purposes of the Master Trust's investment policies, a South African issuer is an issuer that meets one of the following tests: (i) its principal offices or operations are located in South Africa; or (ii) it derives at least 50% of its revenues from operations or investments in South Africa. Equity securities are defined as common stock, securities convertible into common stock and securities that participate in profits in a similar manner to common stock. Equity securities may be purchased in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts, Global Depositary Receipts, or other similar securities representing equity securities.

    The investment objective of the OMEGA South Africa Fund may not be changed materially except by a majority vote of shareholders of the OMEGA South Africa Fund ("Shareholders").

    The Master Trust has undertaken to the OMEGA South Africa Fund and to Old Mutual South Africa Growth Assets Fund Limited, a Bermuda mutual fund that will also invest all of its investable assets in the Master Trust (the "Non-U.S. Fund"), that it will not make any material change to its investment objective or to its investment policies described in the Private Placement Memorandum included in Part A under "INVESTMENT OBJECTIVE AND POLICIES -- Investment Policies" except in unforeseen circumstances and with the approval of a majority vote of the Shareholders and a majority vote of shareholders of the Non-U.S. Fund.

    Except as otherwise indicated, the investment policy and restrictions of the OMEGA South Africa Fund and the investment restrictions of the Master Trust may be changed without Shareholder approval and without the approval of holders of interests in the Master Trust.

    The percentage limitations set forth above, as well as those described elsewhere in this Part B and in the Fund's registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), are measured and applied only at the time an investment is made or another relevant action is taken by the Fund.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay, although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.

CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in South African Rand ("S.A. Rand") and other currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Fund may also enter into currency hedging transactions in an attempt to protect the value of its assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non- U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    While the Fund does not intend to engage in currency hedging, it reserves the right to do so. For example, when the Adviser believes that the S.A. Rand may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of S.A. Rand approximating the value of some or all of the Fund's securities denominated in S.A. Rand. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates the Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency.

    The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of the Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non- U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    The Fund may also purchase put options on S.A. Rand and other non-U.S. currencies in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on S.A. Rand and other non-U.S. currencies for hedging purposes or otherwise to achieve its investment objectives. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a South African security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on S.A. Rand. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a South African security to be acquired because of an increase in the U.S. dollar value of the S.A. Rand the Fund could write a put option on the S.A. Rand which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on S.A. Rand written by the Fund will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The Fund's dealings in non-U.S. currency contracts are limited to the transactions described above. Of course, the Fund is not required to enter into such transactions and does not do so unless deemed appropriate by the Adviser. These methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Prior to entering into forward contracts, the Fund will establish procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 33 1/3% of the value of its net assets.

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund would take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

    Each of the OMEGA South Africa Fund and the Master Trust has adopted the following fundamental restrictions, which may not be changed without approval by holders of a majority of the outstanding voting securities of the OMEGA South Africa Fund or the Master Trust, which as used in this Part B means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the OMEGA South Africa Fund or the Master Trust present at a meeting at which the holders of more than 50% of the outstanding voting securities of the OMEGA South Africa Fund or the Master Trust are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the OMEGA South Africa Fund or the Master Trust. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. The fundamental restrictions are that:

    (i) Each of the OMEGA South Africa Fund and the Master Trust may not borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of the current value of its net assets, including the amount borrowed (and each of the OMEGA South Africa Fund and the Master Trust may not purchase any securities at any time at which borrowings exceed 5% of its total assets, taken at market value). It is intended that the each of the OMEGA South Africa Fund and the Master Trust will borrow money only from banks and only to accommodate requests for the repurchase of shares or interests while effecting an orderly liquidation of portfolio securities.

    (ii) Each of the OMEGA South Africa Fund and the Master Trust may not make short sales of securities or purchase securities on margin, except that each of the OMEGA South Africa Fund and the Master Trust may purchase and sell various types of futures contracts and may obtain short term credits as necessary for the clearance of security transactions.

    (iii) Each of the OMEGA South Africa Fund and the Master Trust may not underwrite securities issued by other persons, except that the OMEGA South Africa Fund may invest all of its investable assets in the Master Trust and except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of securities that are considered restricted under the 1933 Act.

    (iv) Each of the OMEGA South Africa Fund and the Master Trust may not make loans to other persons except (a) through the lending of its portfolio securities, but not in excess of 33 1/3% of its net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities; for the purposes of this paragraph (iv) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (v) Each of the OMEGA South Africa Fund and the Master Trust may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, except that (a) each of the OMEGA South Africa Fund and the Master Trust may purchase and sell mortgage-related securities and may hold and sell real estate acquired as a result of the ownership of securities by it and
(b) each of the OMEGA South Africa Fund and the Master Trust may engage in currency hedging and invest in derivative securities to the extent provided in Parts A and B of this Registration Statement.

    (vi) Each of the OMEGA South Africa Fund and the Master Trust may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating fundamental investment restriction (i) above.

    (vii) Each of the OMEGA South Africa Fund and the Master Trust may not invest 25% or more of its assets in securities of issuers in any one industry (other than securities or obligations issued or guaranteed by the United States government or any agency or instrumentality thereof and other than the OMEGA South Africa Fund's investment in the Master Trust).

FEDERAL AND STATE RESTRICTIONS

    In order to comply with certain statutes and policies each of the OMEGA South Africa Fund and the Master Trust will as a matter of operating policy ensure that:

    (i) It does not purchase securities issued by any investment company registered under the 1940 Act, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that (a) each of the OMEGA South Africa Fund and the Master Trust will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the OMEGA South Africa Fund and the Master Trust (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the OMEGA South Africa Fund and the Master Trust and (b) the restrictions in this paragraph (i) do not apply to the OMEGA South Africa Fund's investment in the Master Trust.

    (ii) It does not invest more than 15% of its net assets in securities that are not readily marketable or which are subject to legal or contractual restrictions on resale, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days, except that all of the investable assets of the OMEGA South Africa Fund may be invested in the Master Trust.

    (iii) At least 50% of its total assets are represented by cash, securities of other investment companies, and other securities not exceeding with respect to any issuer 5% of the assets of the OMEGA South Africa Fund and the Master Trust or 10% of the outstanding securities of such issuer, except that all of the investable assets of the OMEGA South Africa Fund may be invested in the Master Trust.

    (iv) Not more than 25% of its assets will be invested in securities of any one issuer, except that all of the investable assets of the OMEGA South Africa Fund may be invested in the Master Trust.

    These restrictions may be changed by the Trustees of the OMEGA South Africa Fund or the Master Trust without the approval of Shareholders or holders of beneficial interest in the Master Trust in response to changes in applicable statutes and policies.

IRISH STOCK EXCHANGE RESTRICTIONS

    The Master Trust has adopted investment restrictions in compliance with the rules of the Irish Stock Exchange and has undertaken to the Non-U.S. Fund and the OMEGA South Africa Fund not to change these restrictions for so long as the shares of the Non-U.S. Fund are listed on the Irish Stock Exchange. These restrictions are that:

    (i) no more than 20% of the gross assets of the Master Trust may be lent to or invested in the securities of any one issuer;

    (ii) the Master Trust will not take legal or management control of investments in its portfolio;

    (iii) not more than 10% of the gross assets of the Master Trust will be invested in physical commodities;

    (iv) not more than 10% of the gross assets of the Master Trust will be invested in real estate;

    (v) the Master Trust will not engage in any property development activity;

    (vi) the Master Trust will adhere to the principle of diversification in relation to any derivative investments;

    (vii) the Master Trust will not make any investment which would expose it to unlimited liability, including participation in an unlimited partnership;

    (viii) the Master Trust will only enter into underwriting or sub-underwriting contracts to a limited extent and incidental to the investment activities of the Master Trust; and

    (ix) the Master Trust will not have a net exposure to a single financing counterparty that exceeds 20% of its gross assets.

PERCENTAGE AND RATING RESTRICTIONS

    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in Part A is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities will not be considered a violation of the restriction.

PORTFOLIO TURNOVER

    The Master Trust, in which the OMEGA South Africa Fund invests, will sell securities whenever the Adviser believes that an issuer's long-term potential to increase its cash flow and dividends has been reduced or if cash is needed to invest in issuers which have better long-term growth potential, without regard to the length of time the securities have been held. The Adviser does not intend to pursue short-term trading opportunities. The turnover rate of the Master Trust is not expected to exceed 25% annually. Specific decisions to purchase or sell securities for the Master Trust are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

Item 14.  Management of the Fund.

    The Trustees and officers of the OMEGA South Africa Fund and the Master Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940
Act) of the OMEGA South Africa Fund and the Master Trust.

TRUSTEES

    *MICHAEL JOHN LEVETT, South African (aged 56), serves as Chairman of the Board of Trustees and President of the OMEGA South Africa Fund and the Master Trust and as Chairman of the Board of Directors of the Non-U.S. Fund. He is also Chairman of the Board of Directors of the Adviser and Old Mutual Global Assets Fund Limited (the "Global Fund"). Mr. Levett has been Chairman and Managing Director of South African Mutual Life Assurance Society ("Old Mutual") since 1990 and Managing Director since 1985. He has held, and continues to hold, a number of non-executive directorships, including South African Breweries Limited, Barlow Limited, an industrial holding company. His address is Mutualpark, Jan Smuts Drive, Pinelands, South Africa.

    *WILLIAM FRANCOIS DE LA HARPE BECK, South African (aged 72), serves as Deputy Chairman of the Board of Trustees of the OMEGA South Africa Fund and the Master Trust and as Deputy Chairman of the Board of Directors of the Non-U.S. Fund. Mr. Beck acts as a business consultant. He has been a non-executive director of the South African Reserve Bank since 1982 and was, until his retirement in 1978, Group Chairman of the Mobil Companies in South Africa. Mr. Beck was a director of Old Mutual between 1988 and 1994. His address is P.O. Box 4854, Cape Town 8000, South Africa.

    WILLIAM LESTER BOYAN, American (aged 58), serves as a trustee of the OMEGA South Africa Fund and the Master Trust and as a director of the Non-U.S. Fund. Mr. Boyan has been a director of John Hancock Mutual Life Insurance Company since 1983 and was appointed as President and Chief Operations Officer in 1992. His address is John Hancock Place, Boston, Massachusetts.

    THOMAS HASKINS DAVIS, Bermudian (aged 47), serves as a trustee of the OMEGA South Africa Fund and the Master Trust and as a director of the Non-U.S. Fund. Mr. Davis is President and Chief Executive Officer of Winchester Global Trust Company Limited. He was President of Mid-Ocean Trust Company Limited from 1994 to 1995 and was Manager

Corporate Trust at Bank of Bermuda from 1979 to 1993. His address is Williams House, 20 Reid Street, Hamilton, Bermuda.

    MICHAEL JOHN DREW, Bermudian (aged 59), serves as a trustee of the OMEGA South Africa Fund and the Master Trust and as a director of the Non-U.S. Fund. Mr. Drew has been President and Chief Executive Officer of International Services Limited, a corporate services operation, since its inception in 1977. In 1969 he established Schroders (Bermuda) Limited, the principal operating subsidiary in Bermuda of Schroders plc, the London merchant banking house, and acted as Chief Executive Officer until his retirement in 1994, having been elected a director in 1993, and President in 1991. His address is 22 Church Street, Hamilton, Bermuda.

    *WILLIAM LANGLEY, South African (aged 52), serves as Treasurer and as a trustee of the OMEGA South Africa Fund and the Master Trust, as Treasurer and as a director of the Non-U.S. Fund, and as a director of the Global Fund. Mr. Langley also is the President and a director of the Adviser. Mr. Langley has been a member of the general management of Old Mutual since 1981. His address is Mutualpark, Jan Smuts Drive, Pinelands, South Africa.

    KENNETH RIGBY WILLIAMS, British (aged 59), serves as a trustee of the OMEGA South Africa Fund and the Master Trust and as a director of the Non-U.S. Fund. Mr. Williams was executive Chairman of Westgate Overseas Limited, an international investment company, from 1986 to his retirement in 1994. He holds non-executive directorships with Charles Baynes plc, a company engaged in distribution and engineering, and Hudaco Industries Limited, a South African distributor of industrial consumable goods, and was a director of South African Breweries Limited from 1973 to 1994. Mr. Williams also currently serves as a director of John Lusty plc, a food distribution company. His address is Hallams Court, Littleford Land, Blackheath, Guildford, Surrey, United Kingdom.

OFFICERS

    *MICHAEL JOHN LEVETT serves as Chairman of the Board of Trustees and President of the OMEGA South Africa Fund and the Master Trust.

    *WILLIAM FRANCOIS DE LA HARPE BECK serves as Deputy Chairman of the Board of Trustees of the OMEGA South Africa Fund and the Master Trust.

    *WILLIAM LANGLEY serves as Treasurer of the OMEGA South Africa Fund and the Master Trust.

    *JOHN CHARLES ROSS COLLIS, Bermudian (aged 37), serves as Secretary of the OMEGA South Africa Fund, the Non-U.S. Fund and the Master Trust. He is also the Secretary and a director of the Global Fund and the Adviser. Mr. Collis is a barrister/attorney and is a partner in the law firm of Conyers Dill & Pearman (Bermuda). Conyers Dill & Pearman serves as the Bermudian legal counsel to the Adviser, the OMEGA South Africa Fund, the Non-U.S. Fund and the Master Trust. As a result of his position as legal counsel to certain companies and in order to fulfill Bermuda law requirements, Mr. Collis serves as the director of numerous Bermuda-incorporated companies. His address is Clarendon House, Church Street, Hamilton, Bermuda.

    The declaration of trust of each of the OMEGA South Africa Fund and the Master Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the OMEGA South Africa Fund or the Master Trust, unless, as to liability to the OMEGA South Africa Fund or the Master Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the OMEGA South Africa Fund or the Master Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent legal counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Item 15.  Control Persons and Principal Holders of Securities.

    On November 3, 1995 Old Mutual transferred to the Master Trust a portfolio of South African securities having a market value of approximately U.S.$1 billion. In addition, Old Mutual made a cash capital contribution to the Master Trust of U.S.$4.75 million. As consideration for the portfolio of South African securities and the capital contribution, the Master Trust issued substantially all of its beneficial interest to Old Mutual Fund Holdings (Bermuda) Limited ("Old Mutual Bermuda"), a company organized under the laws of Bermuda that is a wholly-owned subsidiary of Old Mutual. At the closing of the initial offering (the "Initial Offering") of the shares of beneficial interest ("Shares") of the OMEGA South Africa Fund (the "Initial Closing"), which is expected to be held on November 10, 1995, the OMEGA South Africa Fund will invest the proceeds of the Initial Offering in the Master Trust and will be issued a proportionate beneficial interest in the Master Trust. The Master Trust will apply the proceeds to redeem a corresponding portion of the interest of Old Mutual Bermuda in the Master Trust. Prior to the Initial Closing, Old Mutual Bermuda will hold at least 99% of the beneficial interest in the Master Trust. The address of Old Mutual Bermuda is 61 Front Street, Hamilton, Bermuda.

    At the Initial Closing the Master Trust will also issue a portion of its beneficial interest to the Non-U.S. Fund. Upon completion of the Initial Closing, the Non-U.S. Fund may own more than 25% of the beneficial interest in the Master Trust. The address of the Non-U.S. Fund is Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda.

    As a result of the interests of Old Mutual Bermuda and the Non-U.S. Fund in the Master Trust, the OMEGA South Africa Fund and the Shareholders may be unable to amend the declaration of trust of the Master Trust, or cause the Master Trust to take or omit various actions, without the consent of Old Mutual Bermuda and/or the Non-U.S. Fund. The Master Trust has undertaken to the OMEGA South Africa Fund and to the Non-U.S. Fund that it will not make any material change to its investment objective or to its investment policies described in the Private Placement Memorandum included in Part A under "INVESTMENT OBJECTIVE AND POLICIES -- Investment Policies" except in unforeseen circumstances and with the approval of a majority vote of the Shareholders and a majority vote of shareholders of the Non-U.S. Fund.

    In addition, the Master Trust has undertaken to the OMEGA South Africa Fund and the Non-U.S. Fund not to change the restrictions described in Item 13 under "Investment Restrictions -- Irish Stock Exchange Restrictions" for so long as the shares of the Non-U.S. Fund are listed on the Irish Stock Exchange. As a result of this undertaking, the OMEGA South Africa Fund and the Shareholders may be unable to change those restrictions even if the OMEGA South Africa Fund holds a majority of the beneficial interest in the Master Trust.

    Old Mutual Investment Advisers, Inc., a subsidiary of Old Mutual, has invested U.S.$100,000 in the OMEGA South Africa Fund and has been issued 1,000 Shares representing its interest in the OMEGA South Africa Fund. Trustees and officers as a group currently own, and are expected upon completion of the Initial Closing to own, less than one percent of the outstanding Shares.

Item 16.  Investment Advisory and Other Services.

Adviser.

    Old Mutual Asset Managers (Bermuda) Limited, a wholly-owned subsidiary of Old Mutual, is the investment adviser to the Master Trust and manages the Master Trust's assets pursuant to an investment advisory agreement (the "Advisory Agreement"). The OMEGA South Africa Fund will not have an investment adviser, because it will invest all of its investable assets in the Master Trust. The Adviser was organized in 1995 as a Bermuda company for the purpose of advising the Master Trust and the Global Fund. The Adviser's address is 12 Par-la-Ville Road, Hamilton, Bermuda.

    Michael John Levett, the Chairman of the Board of Trustees and the President of the OMEGA South Africa Fund and the Master Trust, is the Chairman and Managing Director of Old Mutual and is the Chairman of the Board and a director of the Adviser. William Langley, the Treasurer and a trustee of the OMEGA South Africa Fund and the Master Trust, is the President and a director of the Adviser and is a member of the general management of Old Mutual. John Charles Ross Collis, the Secretary of the OMEGA South Africa Fund and the Master Trust, is the Secretary and a director of the Adviser.

    The Adviser manages the Master Trust's securities and makes investment decisions for the Master Trust subject to the organizational documents of the Master Trust, the 1940 Act, the rules of the Irish Stock Exchange, and such policies as the Board of Trustees may, with notice to the Adviser, establish. The Adviser furnishes at its own expense all services, facilities and personnel necessary or convenient in connection with managing the Master Trust's investments and effecting securities transactions for the Master Trust. The Advisory Agreement continues in effect until October 23, 1997 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Master Trust or by a vote of a majority of the outstanding voting securities of the Master Trust, and, in either case, by vote of a majority of the Trustees who are not interested persons of the Master Trust or the Adviser, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Master Trust when authorized either by a vote of a majority of the outstanding voting securities of the Master Trust or by a vote of a majority of the Board of Trustees of the Master Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Master Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or reckless disregard of its or their obligations and duties under the Advisory Agreement.

    The Adviser will have access to and benefit from investment research and information generated and used by Old Mutual. The Adviser will be responsible for compensating Old Mutual for research and information provided to the Adviser.

    The Master Trust will pay the Adviser a management fee of 0.85% per annum of the Master Trust's daily net assets (the "Management Fee"). The Management Fee will accrue daily on an annualized basis and be paid monthly in arrears. The OMEGA South Africa

Fund will reimburse the Adviser for certain marketing expenses incurred (or advanced to S.G. Warburg & Co. Inc. or others) by the Adviser in the placement of Shares, provided the amount of such reimbursements in any year will not exceed 0.05% of average daily net assets of the OMEGA South Africa Fund for such year.

    The Adviser will reduce or rebate a portion of the Management Fee as necessary so that ordinary operating expenses of the Fund, including the Management Fee, will not exceed 1.00% per annum of the Fund's daily net assets. This limitation does not apply to (i) extraordinary expenses (such as the cost of litigation), (ii) the placement fee and the amount payable to Old Mutual Bermuda at the Initial Closing, (iii) sales charges on Shares, (iv) brokerage expenses, or (v) the redemption fee charged by the OMEGA South Africa Fund of 1.75% of redemption proceeds. The Adviser may not terminate its undertaking to so reduce or rebate a portion of the Management Fee without giving at least 120 days notice to investors, provided the Adviser may terminate this undertaking at any time without prior notice if the Adviser ceases to be investment adviser to the Master Trust.

Administrators.

    Pursuant to separate administrative services agreements (each, an "Administrative Services Agreement"), State Street Bank and Trust Company (the "OMEGA Fund Administrator") and State Street Cayman Trust Company, Ltd. (the "Master Trust Administrator"), either directly or through an indirect wholly-owned subsidiary or an affiliated entity, will provide certain administrative, transfer agency and fund accounting services to the OMEGA South Africa Fund and the Master Trust, respectively.

    Pursuant to the respective Administrative Services Agreements, the OMEGA Fund Administrator and the Master Trust Administrator serve as accounting agent, registrar, transfer agent and dividend disbursing agent for each of the OMEGA South Africa Fund and the Master Trust, and provide general administrative services including overseeing the publication of net asset value and the maintenance of certain books and records, preparing the U.S. federal, state and local income tax returns, expense budgets and financial information for semi-annual and annual reports, proxy statements and other communications, preparing periodic financial reports and reports relating to the business and affairs of the OMEGA South Africa Fund and the Master Trust, reporting to the Board of Trustees of the OMEGA South Africa Fund and the Master Trust regarding the performance of the custodian and independent public accountants, overseeing and reviewing calculations of fees paid to the Adviser and the custodian, helping to establish accounting policies, reviewing implementation of any dividend reinvestment programs, responding to investor inquiries, preparing materials for board meetings and making presentations where appropriate.

    Either party to the Administrative Services Agreement with the OMEGA South Africa Fund may, in its discretion, terminate such Agreement for any reason by giving the other party at least 60 days prior written notice of termination. Notwithstanding the foregoing, the OMEGA South Africa Fund may terminate such Administrative Services Agreement with immediate effect by written notice to the OMEGA Fund Administrator in the event that the Initial Closing is canceled without postponement to a later date. The Administrative Services Agreement with the OMEGA South Africa Fund also provides that the OMEGA Fund Administrator shall not be liable for any loss, liability, claim or expense suffered or incurred by the OMEGA South Africa Fund unless caused by its own fraud, willful default, gross negligence or willful misconduct or that of its agents or employees.

    The Administrative Services Agreement with the Master Trust remains in effect until it is terminated and may be terminated without penalty by either party on not less than 60 days' written notice. In addition, the Master Trust may terminate the Administrative Services Agreement if the Initial Closing is canceled without postponement to a later date. The Administrative Services Agreement with the Master Trust also provides that the Master Trust Administrator shall not be liable for any loss, liability, claim or expense suffered or incurred by the Master Trust unless caused by its own fraud, willful default, gross negligence or willful misconduct or that of its agents or employees.

    The liability of each of the OMEGA Fund Administrator and the Master Trust Administrator under its respective Administrative Services Agreement shall be limited to U.S.$5 million for liabilities and losses arising in connection with certain functions relating to tax and financial reporting, securities law compliance and recordkeeping. This limitation on liability includes, but is not limited to, any liability relating to qualification of the OMEGA South Africa Fund or the Master Trust as a regulated investment company in the U.S. or any liability relating to the OMEGA South Africa Fund's or the Master Trust's compliance with any applicable tax or securities statute, regulation or ruling of any jurisdiction.

    The Master Trust Administrator will receive an annual administration fee from the Master Trust calculated as a percentage of the Master Trust's assets. The percentage will range from 0.05% to 0.01% per annum according to the average assets of the Master Trust, as follows:

              First U.S.$500 million               0.05%
              Next U.S.$500 million                0.025%
              Over U.S.$1 billion                  0.01%

If the assets of the Master Trust total U.S.$1 billion during a year, the effective administration fee percentage for that year will be 0.0375%. The OMEGA South Africa Fund will pay the OMEGA Fund Administrator an annual administration fee of U.S.$40,000.

    The Master Trust Administrator is a wholly-owned subsidiary of State Street Bank and Trust Company.

Placement Agent.

    S.G. Warburg & Co. Inc. ("S.G. Warburg" or the "Placement Agent") serves as the exclusive placement agent for the Initial Offering on a best efforts basis pursuant to a placing agreement (the "Placing Agreement") with the Master Trust, the OMEGA South Africa Fund, Old Mutual, the Adviser and Old Mutual Bermuda. S.G. Warburg's engagement as exclusive Placement Agent extends through the Initial Offering. The OMEGA South Africa Fund may engage other placement agents for any subsequent offerings. Unless otherwise terminated, the Placing Agreement continues until the close of the Initial Offering. The Placing Agreement may be terminated without penalty by a majority of the members of the Board of Trustees of the Master Trust or the OMEGA South Africa Fund who are not interested persons of the Master Trust or the OMEGA South Africa Fund, respectively, and have no direct or indirect financial interest in the operation of the placement plan adopted by the Master Trust or the OMEGA South Africa Fund or in any agreements related to such plan, or by the vote of a majority of the outstanding voting securities of the Master Trust or the OMEGA South Africa Fund, on not less than 60 days' written notice to each other party to the Placing Agreement. The Placing Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act by S.G. Warburg.

    The Master Trust will pay the Placement Agent a placement fee equal to 0.25% of the initial offering price of the Shares sold in the Initial Offering. The Master Trust will pay a corresponding placement fee to an affiliate of the Placement Agent in respect of the sale of shares in the Non-U.S. Fund. The Master Trust will also pay Old Mutual Bermuda an amount equal to 0.25% of the value of the interest it retains in the Master Trust following the Initial Closing. Old Mutual Bermuda may apply all or a portion of this amount to compensate broker-dealers that assist in any subsequent placement of Shares. Each of the OMEGA South Africa Fund and the Master Trust has agreed to indemnify the Placement Agent against certain liabilities, including liabilities under applicable securities laws.

    The Master Trust and the OMEGA South Africa Fund have each adopted a placement plan in accordance with Rule 12b-1 under the 1940 Act (each, a "Placement Plan"). The Placement Plan adopted by the Master Trust provides for the payment of the above-mentioned fees and amounts to the Placement Agent, an affiliate of the Placement Agent and Old Mutual Bermuda. The Master Trust Placement Plan also provides for the payment by the Master Trust of a structuring fee at the Initial Closing to International Finance Corporation, the structuring agent for the OMEGA South Africa Fund and the Non-U.S. Fund, not to exceed U.S.$250,000. Furthermore, the Master Trust Placement Plan provides that the Master Trust may reimburse the Adviser, or another party, for certain marketing expenses incurred (or advanced to S.G. Warburg or others) in the placement of shares of the

OMEGA South Africa Fund and the Non-U.S. Fund, provided the amount of such reimbursements in any year will not exceed 0.05% of the average daily net assets of the Master Trust for such year. Under the Placement Plan, the Master Trust may pay additional fees in connection with the placement of shares of the OMEGA South Africa Fund and the Non-U.S. Fund as determined by the Trustees, provided such fees for any year shall not, together with any reimbursement of expenses under the next preceding sentence for such year, exceed 0.05% of the average daily net assets of the Master Trust for such year.

    The Placement Plan for the OMEGA South Africa Fund provides for (i) the reimbursement of the Adviser or other persons for certain marketing expenses incurred or advanced to others provided the amount of such reimbursements in any year will not exceed 0.05% of the average daily net assets of the OMEGA South Africa Fund for such year, and (ii) the payment of fees by the OMEGA South Africa Fund in connection with the placement of Shares, in an amount for any year that, when added to any reimbursements of marketing expenses by the OMEGA South Africa Fund for such year, will not exceed 0.05% of the average daily net assets of the OMEGA South Africa Fund for such year.

    Each Placement Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees of the Master Trust or the OMEGA South Africa Fund, as appropriate, and a majority of the Trustees who are not "interested persons" of the Master Trust or of the OMEGA South Africa Fund, as the case may be, and who have no direct or indirect financial interest in the operation of the Placement Plan or in any agreement related to such Plan (for purposes of this paragraph "Non-Interested Trustees"). Each Placement Plan requires that the Treasurer of the Master Trust or of the OMEGA South Africa Fund, as appropriate, provide to the Master Trust's or the OMEGA South Africa Fund's Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Placement Plan and any related agreement. Each Placement Plan further provides that the selection and nomination of the Non-Interested Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Placement Plan may be terminated at any time by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Master Trust or of the OMEGA South Africa Fund, as appropriate. Each Placement Plan may not be amended to increase materially the amount of the Master Trust's or of the OMEGA South Africa Fund's permitted expenditures thereunder without the approval of a majority of the outstanding voting securities of the Master Trust or of the OMEGA South Africa Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Non-Interested Trustees of the Master Trust or the OMEGA South Africa Fund, as the case may be. Each of the Master Trust and the OMEGA South Africa Fund will preserve copies of its Placement Plan and any agreements or reports made pursuant to its Placement Plan for a period of not less than six years from the date of the Plan, and for the first two years such agreements and reports will be maintained in an easily accessible place.

    The Adviser (or another subsidiary of Old Mutual) will, on the third anniversary of the Initial Closing, pay an affiliate of the Placement Agent a servicing fee with respect to Shares that are (i) sold in the Initial Offering or the second offering of Shares (the "Second Offering") and (ii) continuously outstanding through the third anniversary of the Initial Closing ("Qualifying Shares"). The servicing fee will be equal to 0.125% per annum of the proportion of the Master Trust's daily net assets represented by the Qualifying Shares during the period ending on such third anniversary. All or part of the servicing fee may be reallowed to any other broker-dealers that participate in the Second Offering. The servicing fee will not be paid by the OMEGA South Africa Fund or the Master Trust. The servicing fee is intended to compensate the Placement Agent and other broker-dealers engaged by the OMEGA South Africa Fund for providing ongoing Shareholder services.

Custodian.

    The OMEGA South Africa Fund and the Master Trust have each entered into separate custodian contracts with State Street Bank and Trust Company (the "Custodian") pursuant to which the Custodian acts as custodian for the OMEGA South Africa Fund and for the Master Trust. The principal business address of the Custodian is 225 Franklin Street, Boston, MA 02110.

    The Custodian has entered into subcustodian agreements (each a "Subcustodian Agreement") with Standard Bank of South Africa Limited and with State Street London Limited (each a "Subcustodian"), pursuant to which Standard Bank of South Africa Limited and State Street London Limited provide custodial services in South Africa and the United Kingdom, respectively, for assets of the Master Trust. Old Mutual holds 24.2% of the outstanding voting securities of Standard Bank of South Africa Limited. State Street London Limited is a wholly-owned subsidiary of State Street Bank and Trust Company. The Trustees of the Master Trust have approved and adopted each Subcustodian Agreement and have found that maintaining the Master Trust's assets in South Africa and the United Kingdom and with each Subcustodian is in the best interests of the Master Trust on behalf of its investors. Each Subcustodian will be paid, by the Custodian, such compensation pursuant to each Subcustodian Agreement as may be mutually agreed upon from time to time.

Structuring Agent.

    International Finance Corporation (the "Structuring Agent") acted as structuring agent for the Fund and in that capacity provided advice on the organization of the Fund and its business arrangements. The Master Trust has agreed to pay the Structuring Agent a structuring fee of U.S.$250,000 at the Initial Closing. The principal address of the Structuring Agent is 1818 H. Street N.W., Washington D.C. 20433.

Independent Accountants.

    KPMG Peat Marwick LLP are the independent public accountants for the OMEGA South Africa Fund, providing audit services, and assistance and consultation with respect to the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. KPMG Peat Marwick, Vallis Building, Hamilton HM 11 Bermuda, are the independent public accountants for the Master Trust.

Item 17.  Brokerage Allocation and Other Practices.

    The primary consideration in placing the Fund's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Master Trust and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees may be available to the Adviser on the tender of the Master Trust's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Master Trust by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreement, in connection with the selection of brokers or dealers and the placing of orders for the purchase and sale of securities, the Adviser is directed to seek for the Master Trust in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Master Trust, subject to any applicable laws, rules and regulations. The Adviser will adhere to the restrictions adopted by the Fund which are designed to address the substantial position of Old Mutual and its wholly-owned subsidiaries in the South African securities markets.

    The Management Fee will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

    In certain instances there may be securities that are suitable as an investment for the Master Trust as well as for one or more of the Adviser's other clients. Investment decisions for the Master Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable for the security for the Master Trust. When purchases or sales of the same security for the Master Trust and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales. Similar considerations apply with respect to investment advisory services provided by Old Mutual and other affiliates of the Adviser to their respective clients.

Item 18.  Capital Stock and Other Securities.

    Under the declaration of trust of the OMEGA South Africa Fund, the Trustees of the OMEGA South Africa Fund are authorized to issue an unlimited number of transferable Shares and may divide or combine such interests into a greater or lesser number and may classify or reclassify any unissued Shares into one or more series or classes of Shares. The Initial Offering of Shares has not been registered under the 1933 Act, and Shares will therefore be "restricted securities." The OMEGA South Africa Fund may require as a condition of any transfer of interests in the Fund receipt of an opinion of counsel, in form and substance satisfactory to the OMEGA South Africa Fund, to the effect that a proposed transfer may be effected without registration under the 1933 Act or applicable state securities laws.

    Each whole Share is entitled to one vote as to any matter on which it is entitled to vote. Shareholders do not have cumulative voting rights, and Shareholders owning more than 50% of the outstanding Shares may elect all of the Trustees of the OMEGA South Africa Fund if they choose to do so and in such event the other Shareholders would not be able to elect any Trustee. As a Massachusetts business trust, the OMEGA South Africa Fund is not required to hold, and has no present intention of holding, annual meetings of Shareholders but the OMEGA South Africa Fund will hold special meetings of Shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a Shareholder vote.

    The OMEGA South Africa Fund's activities are supervised by a Board of Trustees. Shareholders will be entitled to vote on the election of the Trustees of the OMEGA South Africa Fund and certain important matters, including (i) certain amendments to the declaration of trust of the OMEGA South Africa Fund and (ii) changes in the investment objective and fundamental investment restrictions of the OMEGA South Africa Fund. Trustees of the OMEGA South Africa Fund may be removed by a vote of Shareholders holding at least two-thirds of outstanding Shares. Each Share is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund. Shares have no preference, pre-emptive, appraisal, conversion or exchange rights except as the Trustees may determine. Shares, when issued, are fully paid and non-assessable.

    In the event that either the OMEGA South Africa Fund or the Master Trust votes to dissolve, Old Mutual will be entitled to acquire all, but not less than all, of the Shares at a price equal to their aggregate net asset value. No redemption fee will apply in this case. The Trustees shall promptly notify each Shareholder of any exercise of Old Mutual's right of purchase and request that Shareholders submit any certificates representing Shares to the Transfer Agent, duly endorsed in blank, on or before the date established for the purchase (the "Purchase Date"). In such case any certificate representing Shares that is not submitted to the Transfer Agent shall, from and after the Purchase Date, represent only the right to receive the price for the Shares. In the event Old Mutual notifies the Trustees that it is exercising its right of purchase, the OMEGA South Africa Fund shall not without the prior written consent of Old Mutual, at any time, (a) merge, consolidate, or reorganize, (b) make any transfer of its property outside of the ordinary course, (c) make any in-kind distributions of its property, or (d) amend the declaration of trust of the OMEGA South Africa Fund. No merger, consolidation, sale of assets or reorganization that terminates, materially modifies, or materially reduces the practical effect or benefit of Old Mutual's right to purchase the Shares shall be effected without the prior written consent in each instance of Old Mutual.

    The OMEGA South Africa Fund may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the outstanding Shares of all series of the OMEGA South Africa Fund voting as a single class, or of the affected series of the OMEGA South Africa Fund, as the case may be, or by an instrument in writing without a meeting, consented to by the vote of the holders of two-thirds of the outstanding Shares of all series of the OMEGA South Africa Fund voting as a single class, or of the affected series of the OMEGA South Africa Fund, as the case may be; provided, however, that if such merger, consolidation, or transfer is recommended by the Trustees of the OMEGA South Africa Fund, the "vote of a majority of the outstanding voting securities" of the OMEGA South Africa Fund, as defined in the 1940 Act ("Majority Shareholder Vote") shall be sufficient authorization; and any such merger, consolidation, or sale shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. The OMEGA South Africa Fund may be terminated (i) by the Trustees with written notice to Shareholders or (ii) by a Majority Shareholder Vote.

    The OMEGA South Africa Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the declaration of trust of the OMEGA South Africa Fund contains an express disclaimer of Shareholder liability for acts or obligations of the OMEGA South Africa Fund and provides for indemnification and reimbursement of expenses by the OMEGA South Africa Fund for any Shareholder held personally liable for the obligations of the OMEGA South Africa Fund. The declaration of trust of the OMEGA South Africa Fund also provides that the OMEGA South Africa Fund may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the OMEGA South Africa Fund, its Shareholders, Trustees, officers, employees, independent contractors and agents covering possible tort and other liabilities. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which both inadequate insurance existed and the OMEGA South Africa Fund itself was unable to meet its obligations.

    The declaration of trust of the OMEGA South Africa Fund further provides that obligations of the OMEGA South Africa Fund are not binding upon the Trustees individually and that the Trustees will not be liable for any action or failure to act, but nothing in the declaration of trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Master Trust is organized as a trust under the laws of the Commonwealth of Massachusetts. The Master Trust's declaration of trust provides that investors in the Master Trust (including the OMEGA South Africa Fund and the Non-U.S. Fund) are each jointly and severally liable for the liabilities and obligations of the Master Trust. However, the risk of the OMEGA South Africa Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Trust itself was unable to meet its obligations. Accordingly, the Trustees of the OMEGA South Africa Fund believe that neither the OMEGA South Africa Fund nor its Shareholders will be held liable for obligations of the Master Trust in excess of the amount of their investments in, respectively, the Master Trust or the OMEGA South Africa Fund.

    The beneficial interest in the Master Trust consists of non-transferable interests. Each investor in the Master Trust ("Investor") may add to or reduce its investment in the Master Trust on each day the New York Stock Exchange is open for trading ("Business Day").

Upon the determination of the net asset value of the Master Trust at 10:00 a.m. (Eastern time) on each Business Day, the balance of the Investor's book capital account (the "Book Capital Account Balance") shall then be adjusted as follows:
(a) the excess, if any, of the net asset value as determined on such Business Day over the net asset value as last determined shall be allocated among the Investors in accordance with the amounts of their respective Book Capital Account Balances, and the amount so allocated shall be added to the Book Capital Account Balance of each Investor; (b) the excess, if any, of the net asset value as last determined over the net asset value as determined on such Business Day shall be allocated among the Investors in accordance with the amounts of their respective Book Capital Account Balances, and the amounts so allocated shall be subtracted from the respective Book Capital Account Balance of each Investor;
(c) after effecting the adjustments under subparagraphs (a) and (b), the Book Capital Account Balance of each Investor shall be increased to reflect any capital contributions in respect of the increase of such Investor's interest ("Interest"), to the extent such Investor's Book Capital Account Balance has not previously been increased to reflect the same; and (d) after effecting the adjustments under subparagraphs (a) and (b), the Book Capital Account Balance of each Investor shall be decreased to reflect the amount of money or the fair market value of property other than money (net of liabilities secured by such property that the Investor is considered to assume or take subject to) distributed to such Investor by the Master Trust in respect of the decrease or redemption of such Investor's Interest (or in connection with a termination of the Master Trust), to the extent such Investor's Book Capital Account Balance has not previously been decreased to reflect the same. The Book Capital Account Balance of each Investor as determined above shall be the Book Capital Account Balance of such Investor until the next calculation of such Investor's Book Capital Account Balance.

    If the Master Trust seeks the vote of the OMEGA South Africa Fund on any matter (other than a vote to continue the Master Trust upon the withdrawal of another investor in the Master Trust, in which circumstances the Trustees of the OMEGA South Africa Fund may vote to continue the Master Trust), the OMEGA South Africa Fund shall submit the matter to a vote of its Shareholders and shall exercise its Master Trust voting rights proportionately as instructed by the Shareholders that participate in the vote. It is possible that a majority of the investors in the Master Trust will exercise their Master Trust voting rights in a manner contrary to the vote of the OMEGA South Africa Fund's Shareholders.

Item 19.  Purchase, Redemption and Pricing of Securities.

    The net asset value per Share is determined each Business Day. As of the date of this Part B, the New York Stock Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value is made by the OMEGA Fund Administrator once each day as of 10:00 a.m. (Eastern time), being after the close of business of the JSE for that day, by adding the market value of all securities and other assets of the OMEGA South Africa Fund (including the value of its interest in the Master Trust), then subtracting the OMEGA South Africa Fund's liabilities, and then dividing the result by the number of outstanding Shares. The Master Trust Administrator will calculate the net asset value of the Master Trust as of 10:00 a.m. (Eastern time) on each Business Day. The net asset value of the Master Trust at any given time and from time to time shall be the difference of (a) the total assets then held by the Master Trust, minus (b) the face amount of all Master Trust debts and obligations.

    The Master Trust will generally value JSE listed securities based on the current JSE ruling price. The ruling price for a JSE listed security on any day is the last sale price, adjusted upward to any current higher bid price or downward to any current lower offer price. If the securities did not trade on the JSE on the date of the valuation, they may be valued on a different basis believed to reflect their fair value. Values are converted from S.A. Rand to U.S. dollars using exchange rates prevailing as of the time the net asset value is to be determined. Trading may take place in securities held by the Master Trust on days that are not Business Days and on which it will not be possible to purchase or redeem Shares.

    The Fund may, from time to time, revise its procedures relating to the calculation of net asset value to reflect changes in JSE trading periods and practices.

    Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the OMEGA South Africa Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the OMEGA South Africa Fund.

    Investors may request redemption of Shares on any Business Day at their net asset value (as determined as of 10:00 a.m. (Eastern time) on the next Business
Day), subject to a redemption fee charged by the OMEGA South Africa Fund of 1.75% of redemption proceeds. A redemption is treated as a sale of the Shares redeemed and could result in taxable gain or loss to the Shareholder making the redemption.

    Subject to compliance with applicable regulations, the OMEGA South Africa Fund and the Master Trust have each reserved the right to pay the redemption price of Shares or beneficial interests in the Master Trust, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares or beneficial interests being sold. If a holder of Shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trustees of the OMEGA South Africa Fund have the power at any time to redeem Shares in the OMEGA South Africa Fund of any Shareholder at a redemption price determined in accordance with the provisions of the declaration of trust of the OMEGA South Africa Fund if at such time the aggregate net asset value of the Shares (or the number of Shares) owned by such Shareholder is less than a minimum amount (or number of Shares), if any, as determined from time to time by the Trustees. However, the Trustees have not established any such minimum amount (or number of shares), and no action to establish a minimum amount (or number of shares) has been taken by the Trustees.

    Each of the OMEGA South Africa Fund and the Master Trust may declare a suspension of the right of redemption or postpone the date of payment of redemption proceeds for the whole or any part of any period (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (b) during which trading on the New York Stock Exchange is restricted,
(c) during which an emergency exists as a result of which disposal by the OMEGA South Africa Fund or the Master Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the OMEGA South Africa Fund or the Master Trust fairly to determine the value of its net assets, or (d) during which the SEC for the protection of Shareholders by order permits the suspension of the right of redemption or postponement of the date of payment of the redemption proceeds; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c), or (d) exist. Such suspension shall take effect at such time as the OMEGA South Africa Fund or the Master Trust shall specify but not later than the close of business on the Business Day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the OMEGA South Africa Fund or the Master Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which the New York Stock Exchange shall have reopened or the period specified in (b) or (c) shall have expired (as to which, in the absence of an official ruling by the SEC, the determination of the OMEGA South Africa Fund or the Master Trust shall be conclusive). In the case of a suspension of the right of redemption, an investor may either withdraw his request for redemption or receive payment based on the net asset value upon the termination of the suspension.

    The OMEGA South Africa Fund expects to offer Shares in three stages. First, the OMEGA South Africa Fund is conducting the Initial Offering. Following the issuance of the Shares placed during the Initial Offering, the Fund expects to offer any remaining Shares in the Second Offering. After completion of the Second Offering, the OMEGA South Africa Fund may make additional offerings of Shares.

    In the Initial Offering the OMEGA South Africa Fund is offering up to 10 million Shares at a price of U.S.$100 per Share (totaling U.S.$1 billion), payable in cash at the Initial Closing. The minimum purchase for any investor is 50,000 Shares (U.S.$5 million), provided the minimum purchase may, in particular circumstances, be reduced for certain investors to not less than 10,000 Shares (U.S.$1 million) in the discretion of the Placement Agent. The Fund has engaged S.G. Warburg to act as the exclusive Placement Agent for the Initial Offering on a best efforts basis.

    The termination date of the Initial Offering was November 7, 1995 (the "Initial Offering Termination Date"). Orders for Shares must be submitted by the Initial Offering Termination Date. No minimum size for the Initial Offering has been established.

    It is expected that the Initial Closing will be held on November 10, 1995 (or any earlier date on which all Shares offered have been subscribed for). The OMEGA South Africa Fund will schedule the Initial Closing and will notify investors that have submitted acceptable subscriptions for Shares of the date thereof. The purchase price for Shares subscribed for in the Initial Offering will be due and payable to the OMEGA South Africa Fund at the Initial Closing. At the Initial Closing the OMEGA South Africa Fund will issue the Shares subscribed for in the Initial Offering.

    The OMEGA South Africa Fund is offering the Shares without registration under the 1933 Act as a private placement pursuant to Regulation D under the 1933 Act. The OMEGA South Africa Fund is also relying upon appropriate exemptions from the registration requirements of applicable state securities or blue sky laws. The Shares are being offered and sold in the U.S. only to investors that are "accredited investors" as defined in Regulation D.

    The Initial Offering may be terminated or modified. In particular, the number of Shares offered may be reduced to reflect subscriptions for Shares of the Non-U.S. Fund, which will invest in the Master Trust upon similar terms and conditions as the OMEGA South Africa Fund. In the event the that the terms of the Initial Offering are materially modified, the new terms will be set forth in a supplement to the Private Placement Memorandum relating to the Fund.

    In the Second Offering, which will commence after the Initial Closing, the OMEGA South Africa Fund expects to offer Shares at a price equal to their net asset value plus a sales charge of 0.25% of the offering price. In the event all Shares offered during the Initial Offering are sold at the Initial Closing, there will be no Second Offering. The Second Offering will continue until the first to occur of (i) the placement of all remaining Shares, and (ii) the date 6 months following the Initial Closing. During the Second Offering Shares will be offered continuously and may be purchased on any Business Day. The OMEGA South Africa Fund may engage broker-dealers in addition to the Placement Agent to offer and sell Shares in the Second Offering.

    Following completion of the Second Offering, the OMEGA South Africa Fund may, from time to time, offer any Shares, including Shares unsold in the Second Offering or redeemed by the OMEGA South Africa Fund, upon prices and selling terms to be determined by the OMEGA South Africa Fund, provided that in no case will the OMEGA South Africa Fund offer Shares for less than their net asset value.

    Investors that purchase Shares in the Initial Offering will not have any pre-emptive rights with respect to the Second Offering or any further offerings.

Item 20.  Tax Status.

    The OMEGA South Africa Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the OMEGA South Africa Fund's gross income, the amount of OMEGA South Africa Fund distributions, and the composition and holding period of the OMEGA South Africa Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes will be required to be paid by the OMEGA South Africa Fund, although non-U.S. source income earned by the OMEGA South Africa Fund may be subject to non-U.S. withholding taxes. If the OMEGA South Africa Fund should fail to qualify as a "regulated investment company" for any year, the OMEGA South Africa Fund would incur a regular corporate federal income tax upon its taxable income, and distributions by the OMEGA South Africa Fund would generally be taxable as ordinary income to Shareholders. The Master Trust intends to qualify as a "partnership" under the Code, with the result that the OMEGA South Africa Fund will be required to take into account its pro rata share of the Master Trust's income, gain, loss, expense, credit, and other applicable items.

    The OMEGA South Africa Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Generally, distributions from the OMEGA South Africa Fund's net investment income and short-term capital gains will be taxed as ordinary income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxed as such regardless of how long Shares have been held.

    Any OMEGA South Africa Fund dividend that is declared in October, November or December of any calendar year, that is payable to Shareholders of record in such a month and that is paid the following January will be treated as if received by the Shareholders on December 31 of the year in which the dividend is declared. The OMEGA South Africa Fund will notify Shareholders regarding the federal tax status of its distributions after the end of each calendar year.

    Any OMEGA South Africa Fund distribution will have the effect of reducing the per Share net asset value of the OMEGA South Africa Fund by the amount of the distribution. Shareholders purchasing Shares shortly before the record date of any distribution may thus pay the full price for the Shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    In general, any gain or loss realized upon a taxable disposition of Shares by a Shareholder of the OMEGA South Africa Fund that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Shares in the OMEGA South Africa Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

    Foreign exchange gains and losses realized by the OMEGA South Africa Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the OMEGA South Africa Fund. Investment in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the OMEGA South Africa Fund.

    Investment income received by the OMEGA South Africa Fund from non-U.S. securities may be subject to non-U.S. income taxes withheld at the source. There are currently no South African taxes that would apply to the earnings of the OMEGA South Africa Fund, although in the future the Master Trust may be required to pay South African taxes on its investment income. The United States has entered into tax treaties with many foreign countries that may entitle the OMEGA South Africa Fund to a reduced rate of tax or an exemption from tax on income from non-U.S. securities; the OMEGA South Africa Fund intends to qualify for treaty reduced rates where available. At present, there is no tax treaty in effect between the United States and South Africa. It is not possible to determine the OMEGA South Africa Fund's effective rate of foreign tax in advance since the amount of the OMEGA South Africa Fund's assets to be invested within various countries is not known.

    The OMEGA South Africa Fund expects to be able to elect to "pass through" to its Shareholders non-U.S. income taxes paid. If the OMEGA South Africa Fund so elects, Shareholders will be required to treat their pro rata portion of the non-U.S. income taxes paid by the Master Trust as part of the amounts distributed to them by the OMEGA South Africa

Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the OMEGA South Africa Fund does not qualify or elect to "pass through" to its Shareholders non-U.S. income taxes paid by the Master Trust, Shareholders will not be able to claim any deduction or credit for any part of the non-U.S. taxes paid by the Master Trust.

    Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The OMEGA South Africa Fund intends to withhold tax payments at a rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, unless a lower rate is permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the OMEGA South Africa Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdiction. The OMEGA South Africa Fund is also required in certain circumstances to apply backup withholding of 31% of taxable dividends and redemption proceeds paid to any Shareholder (including a Non-U.S. Person) who does not furnish to the OMEGA South Africa Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

Item 21. Underwriters.

    Not applicable.

Item 22.  Calculation of Performance Data.

    A total rate of return quotation for the OMEGA South Africa Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per Share on the last day of the period and the net asset value per Share on the last day of the period of Shares purchasable with dividends and capital gains distributions declared during such period with respect to a Share held at the beginning of such period and with respect to Shares purchased with such dividends and capital gains distributions, by (ii) the net asset value (or offering price) per Share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by
(x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on Shares at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value per Share would be reduced if the maximum sales charge were taken into account.

    Any current yield quotation for the OMEGA South Africa Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the OMEGA South Africa Fund's net investment income earned during the period by the product of the average daily number of Shares outstanding during the period that were entitled to receive dividends and the net asset value (or offering price) per Share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

Item 23.  Financial Statements.

    See below.

                        OLD MUTUAL EQUITY GROWTH ASSETS
                               SOUTH AFRICA FUND

                      Statement of Assets and Liabilities

                                November 8, 1995

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Trustees
Old Mutual Equity Growth Assets South Africa Fund


We have audited the statement of assets and liabilities of Old Mutual Equity Growth Assets South Africa Fund ("OMEGA South Africa Fund" or the "Fund") as of November 8, 1995. The statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of cash by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities as referred to above presents fairly, in all material respects, the financial position of OMEGA South Africa Fund as of November 8, 1995, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Boston, Massachusetts
November 8, 1995

                        OLD MUTUAL EQUITY GROWTH ASSETS
                               SOUTH AFRICA FUND

                      Statement of Assets and Liabilities
                                November 8, 1995



Assets:
  Cash                                                                $100,000
                                                                      --------

        Net assets                                                    $100,000
                                                                      ========

Number of shares of beneficial interest outstanding                      1,000
                                                                      ========

Net asset value per share of beneficial interest                      $    100
                                                                      ========



See accompanying notes to statement of assets and liabilities.

                        OLD MUTUAL EQUITY GROWTH ASSETS
                               SOUTH AFRICA FUND

                  Notes to Statement of Assets and Liabilities
                                November 8, 1995


(1)     THE FUND

        Old Mutual Equity Growth Assets South Africa Fund ("OMEGA South Africa
            Fund" or the "Fund") is a Massachusetts business trust organized pursuant to a Declaration of Trust dated as of September 1, 1995. The OMEGA South Africa Fund will be a registered investment company under the Investment Company Act of 1940, as amended (the "Act"). It is offering shares of beneficial interest to United States investors subject to the terms of a Confidential Private Placement Memorandum dated September 15, 1995 with the termination date of the Initial Offering on November 7, 1995. It is expected that all of the assets of the OMEGA South Africa Fund will be invested in Old Mutual South Africa Equity Trust (the "Master Trust"), an open-end, management investment company having the same investment objective as OMEGA South Africa Fund.

        The Master Trust is organized under the laws of Massachusetts pursuant to a Declaration of Trust dated as of September 1, 1995 (and has its principal place of business in Bermuda). The Master Trust will be a registered open-end investment company under the Act. The Master Trust was formed to hold a portfolio of South African (equity) securities transferred to it by South African Mutual Life Assurance Society.

        The investment objective of OMEGA South Africa Fund and the Master
            Trust is to achieve a long-term, total return in excess of that of The Johannesburg Stock Exchange ("JSE") Actuaries All Share Index from investment in equity securities of South African issuers.

(2)     SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statement of assets and liabilities is prepared in accordance with United States generally accepted accounting principles. The following are the significant accounting policies adopted by OMEGA South Africa Fund:

        (a) Income Taxes

        The OMEGA South Africa Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the Code). Thus, the OMEGA South Africa Fund is relieved of any federal income tax liability by distributing virtually all of its net investment income and capital gains, if any, to its shareholders. The OMEGA South Africa Fund intends to avoid excise tax liability by making the required distributions under the Code.

                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                       Statement of Assets and Liabilities

                                November 3, 1995

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report

The Board of Trustees
Old Mutual South Africa Equity Trust:

We have audited the statement of assets and liabilities of Old Mutual South Africa Equity Trust (the "Trust") including the schedule of investments as of November 3, 1995. The statement of assets and liabilities is the responsibility of the Trust's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of investments held as of November 3, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities as referred to above presents fairly, in all material respects, the financial position of the Trust as of November 3, 1995, in conformity with United States generally accepted accounting principles.

KPMG Peat Marwick
Chartered Accountants
Hamilton, Bermuda
November 3, 1995

                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                       Statement of Assets and Liabilities

                                November 3, 1995
                      (Expressed in United States Dollars)

Assets:
    Investments in securities at market value (cost $1,010,889,970)                         $  1,010,889,970
    Cash                                                                                           4,750,100
    Deferred organization expenses                                                                 1,800,000
                                                                                            ----------------
           Total assets                                                                        1,017,440,070
                                                                                            ----------------
Liabilities:
    Accrued organization expenses                                                                  1,800,000
                                                                                            ----------------
           Net assets                                                                       $  1,015,640,070
                                                                                            ================

See accompanying notes to statement of assets and liabilities.

                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                             Schedule of Investments

                                November 3, 1995
                      (Expressed in United States Dollars)


                                                                              Number of         Market
           Description                                                         Shares           Value
           -----------                                                        ---------     --------------
MINING, COAL - (1.62%)
    Anglo American Coal Corporation Ltd.                                        239,000     $   16,384,452
                                                                                            --------------

MINING, DIAMONDS - (4.91%)
    De Beers Consolidated Mines Ltd.                                          1,800,000         49,852,608
                                                                                            --------------
GOLD MINING, KLERKSDORP - (0.50%)
    Southvaal Holdings Ltd.                                                     111,000          2,526,359
    Vaal Reefs Exploration and Mining Co. Ltd.                                   44,000          2,521,697
                                                                                            --------------
                                                                                                 5,048,056
                                                                                            --------------
GOLD MINING, WEST WITS - (0.79%)
    Driefontein Consolidated Ltd.                                               720,000          8,045,520
                                                                                            --------------
METALS & MINERALS, MANGANESE - (0.70%)
    Samancor Ltd.                                                               490,000          7,121,410
                                                                                            --------------
METALS & MINERALS, PLATINUM - (2.64%)
    Impala Platinum Holdings Ltd.                                               330,000          6,877,357
    Lydenburg Platinum Ltd.                                                   1,300,000         19,962,981
                                                                                            --------------
                                                                                                26,840,338
                                                                                            --------------
MINING HOUSES - (18.27%)
    Anglo American Corporation of SA Ltd.                                       870,000         51,172,962
    Anglo American Platinum Corporation Ltd.                                  1,600,000         10,749,297
    Anglovaal Industries Ltd.                                                 1,100,000         42,229,382
    Gencor Ltd.                                                               8,400,000         29,944,471
    Gold Fields of SA Ltd.                                                      880,000         22,924,522
    JCI Ltd.                                                                  1,200,000          9,871,804
    Rand Mines Ltd.                                                           1,600,000         18,646,740
                                                                                            --------------
                                                                                               185,539,178
                                                                                            --------------
MINING HOLDING - (1.05%)
    Associated Ore and Metal Corp. Ltd.                                          44,000          3,257,695
    Middle Witwatersrand (Western Areas) Ltd.                                 2,300,000          7,410,708
                                                                                            --------------
                                                                                                10,668,403
                                                                                            --------------
BANKS & FINANCIAL SERVICES - (11.07%)
    Amalgamated Banks of SA Ltd.                                                710,000          3,407,143
    First National Bank Holdings Ltd.                                           240,000          1,875,643
    Investec Holdings Ltd.                                                      300,000          4,853,637
    Nedcor Ltd.                                                               3,500,000         50,627,271
    Standard Bank Investment Corp. Ltd.                                       1,300,000         51,689,861
                                                                                            --------------
                                                                                               112,453,555
                                                                                            --------------

                                                                     (Continued)

                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                       Schedule of Investments (Continued)

                                November 3, 1995
                      (Expressed in United States Dollars)

                                                                              Number of                 Market
           Description                                                         Shares                    Value
           -----------                                                       ----------               -----------
INSURANCE - (1.65%)
    Liberty Life Association of Africa Ltd.                                     280,000                 7,370,947
    Metropolitan Life Ltd.                                                      290,000                 3,499,006
    Mutual & Federal Insurance Co. Ltd.                                         300,000                 5,923,082
                                                                                                      -----------
                                                                                                       16,793,035
                                                                                                      -----------
INVESTMENT TRUSTS - (0.76%)
    Genbel Investments Ltd.                                                   2,900,000                 7,713,718
                                                                                                      -----------
INDUSTRIAL HOLDING - (25.29%)
    Anglovaal Ltd.                                                            3,900,000                28,875,026
    Barlow Ltd.                                                               3,800,000                50,017,139
    Bidvest Group Ltd.                                                        1,100,000                 6,334,407
    C.G. Smith Ltd.                                                           7,600,000                49,496,127
    Forward Corporation Ltd.                                                  1,300,000                 1,069,445
    Imperial Holdings Ltd.                                                      340,000                 3,729,348
    Johnnies Industrial Corporation Ltd.                                      1,200,000                16,288,476
    Malbak Ltd.                                                                 560,000                 3,723,864
    Murray & Roberts Holdings Ltd.                                              750,000                 5,450,058
    Rembrandt Group Ltd.                                                      4,700,000                44,142,044
    Safmarine and Rennies Holdings Ltd.                                      14,200,000                47,700,007
                                                                                                      -----------
                                                                                                      256,825,941
                                                                                                      -----------

BEVERAGES, HOTEL & LEISURE - (4.86%)
    South African Breweries Ltd.                                              1,500,000                49,359,018
                                                                                                      -----------
BUILDING, CONSTRUCTION & ALLIED - (1.12%)
    Anglo Alpha Ltd.                                                            180,000                 6,416,672
    Everite Holdings Ltd.                                                     2,400,000                 4,935,902
                                                                                                      -----------
                                                                                                       11,352,574
                                                                                                      -----------
CHEMICALS, OILS & PLASTICS - (6.33%)
    AECI Ltd.                                                                   880,000                 6,213,752
    Engen Ltd.                                                                1,200,000                 7,897,443
    Sasol Ltd.                                                                5,500,000                46,753,959
    Sentrachem Ltd.                                                             960,000                 3,422,225
                                                                                                      -----------
                                                                                                       64,287,379
                                                                                                      -----------
ELECTRONICS - (3.62%)
    Allied Electronics Corporation Ltd.                                       2,320,000                 5,980,119
    IBM South Africa Group Ltd.                                               1,100,000                 3,016,384
    Grintek Ltd.                                                              2,500,000                 2,742,168
    Reunert Ltd.                                                              4,100,000                25,015,425
                                                                                                      -----------
                                                                                                       36,754,096
                                                                                                      -----------

                                                                     (Continued)

                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                       Schedule of Investments (Continued)

                                November 3, 1995
                      (Expressed in United States Dollars)

                                                                             Number of           Market
           Description                                                         Shares             Value
           -----------                                                       ----------     -----------------
ENGINEERING - (1.08%)
    African Oxygen Ltd.                                                         310,000            11,008,432
                                                                                            -----------------
FOOD - (1.19%)
    C.G. Smith Foods Ltd.                                                       360,000             7,058,340
    Tiger Oats Ltd.                                                             310,000             5,015,425
                                                                                            -----------------
                                                                                                   12,073,765
                                                                                            -----------------
FURNITURE, HOUSEHOLD & ALLIED - (0.75%)
    J.D. Group Ltd.                                                           1,500,000             7,609,515
                                                                                            -----------------
PAPER & PACKAGING - (2.37%)
    Nampak Ltd.                                                                 870,000             4,532,803
    Sappi Ltd.                                                                1,030,000            19,488,586
                                                                                            -----------------
                                                                                                   24,021,389
                                                                                            -----------------
PRINTING & PUBLISHING - (0.53%)
    Independent Newspapers Holdings Ltd.                                        270,000             1,036,539
    Omni Media Corporation Ltd.                                                 400,000             4,387,468
                                                                                            -----------------
                                                                                                    5,424,007
                                                                                            -----------------
STEEL & ALLIED - (1.73%)
    Iscor Ltd.                                                               17,700,000            17,618,702
                                                                                            -----------------
STORES - (4.92%)
    Foschini Ltd.                                                             2,100,000            16,123,946
    Wooltru Ltd.                                                              6,100,000            33,872,626
                                                                                            -----------------
                                                                                                   49,996,572
                                                                                            -----------------
TRANSPORTATION - (1.78%)
    Trencor Ltd.                                                              3,300,000            18,098,307
                                                                                            -----------------
              Total investments (cost $1,010,889,970) - 99.53% of net assets                $   1,010,889,970
                                                                                            =================


See accompanying notes to statement of assets and liabilities.

                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                  Notes to Statement of Assets and Liabilities

                                November 3, 1995

(1)   THE TRUST

      Old Mutual South Africa Equity Trust (the "Trust") is a trust organized under the laws of Massachusetts pursuant to a Declaration of Trust dated as of September 1, 1995 and has its principal place of business in Bermuda. The Trust will be a registered investment company under the United States Investment Company Act of 1940, as amended (the "Act"). The Trust was formed to hold a portfolio of South African equity securities transferred to it by South African Mutual Life Assurance Society ("Old Mutual").

      As of November 3, 1995, the entire beneficial interest in the Trust is held by Old Mutual Fund Holdings (Bermuda) Limited and Old Mutual Asset Managers (Bermuda) Limited, wholly-owned subsidiaries of Old Mutual.

      Beneficial interest in the Trust will be issued to Old Mutual Equity
          Growth Assets South Africa Fund ("OMEGA South Africa Fund") and Old Mutual South Africa Growth Assets Fund Limited ("Old Mutual SAGA Fund"). OMEGA South Africa Fund is a Massachusetts business trust organized pursuant to a Declaration of Trust dated as of September 1, 1995. It is offering shares to United States investors subject to the terms of a Confidential Private Placement Memorandum dated September 15, 1995 with the termination date of the Initial Offering on November 7, 1995.

      Old Mutual SAGA Fund is a company incorporated under the laws of Bermuda on September 7, 1995. It is offering shares to nonUnited States Investors, subject to the terms of a Placement Memorandum with the Initial Offering also terminating on November 7, 1995.

      It is expected that all of the investable assets of OMEGA South Africa Fund and Old Mutual SAGA Fund will be invested in the Trust. The Trust is expected to apply amounts so invested to redeem a portion of the beneficial interest of Old Mutual Fund Holdings (Bermuda) Limited and Old Mutual Asset Managers (Bermuda) Limited in the Master Trust. As a result of such investment in the Trust and corresponding redemptions by Old Mutual Fund Holdings (Bermuda) Limited and Old Mutual Asset Managers (Bermuda) Limited, it is expected that substantially all of the beneficial interest in the Trust will be owned by OMEGA South Africa Fund and Old Mutual SAGA Fund.

(2) SIGNIFICANT ACCOUNTING POLICIES

      The accompanying statement of assets and liabilities is prepared in accordance with United States generally accepted accounting principles. The following are the significant accounting policies adopted by the Trust.

      (a) Securities Valuation
          Securities will be valued each day on which the New York Stock Exchange is open for trading (a "Business Day") as at 10:00 am United States Eastern time which is after the close of business for the Johannesburg Stock Exchange ("JSE") for that day. JSE listed securities will generally be valued based on the current JSE ruling price which is generally the last sale price. If the securities did not trade on the JSE on the date of valuation, they may be valued on a different basis believed by the trustees of the Trust to reflect their fair value. Securities valuations, which are denominated in South Africa Rands, are translated to United States Dollars using the exchange rate prevailing as of the time of valuation.

                                                                     (Continued)

                      OLD MUTUAL SOUTH AFRICA EQUITY TRUST

                  Notes to Statement of Assets and Liabilities

          Security transactions will be accounted for on a trade-date basis. Realized gains and losses on sale of securities are determined based on identified cost. Realized gains and losses on sale of securities and the change in unrealized gains or losses on securities held on a valuation date will be included in the statement of operations and will include realized and unrealized exchange losses on translation of South African Rands to United States Dollars. Dividend income will be recognized as income on the ex-dividend date.

      (b) Organization Expenses

          Organization expenses of the Trust will be amortized on a straight-line basis over a period not to exceed five years beginning with the day following the initial closing. The trustees consider U.S.$100,000 of the $4,750,100 in cash invested as of November 3, 1995 to be the minimum required capital under the Act (the "Initial Investment"). The amount paid by the Trust on any redemption of beneficial interests from the Initial Investment will be reduced by the pro rata portion of any unamortized organization expenses of the Trust. Such pro rata portion is to be determined by multiplying the unamortized expenses by a fraction the numerator of which is the amount to be redeemed and the denominator of which is the amount, at the time of redemption, of the book capital account of the beneficial interest attributable to the Initial Investment.

                                     PART C

Item 24.  Financial Statements and Exhibits.

         (a)     Financial Statements:

                 Financial Statements Included in Part A:
                 Not applicable.

                 Financial Statement Included in Part B:
                 Registrant:
                      Report of Independent Auditors - November 8, 1995 Statement of Assets and Liabilities at November 8, 1995 Notes to Financial Statements - November 8, 1995
                 Old Mutual South Africa Equity Trust:
                      Report of Independent Auditors - November 3, 1995 Statement of Assets and Liabilities at November 3, 1995 Schedule of Investments - November 3, 1995
                      Notes to Financial Statements - November 3, 1995

         (b)     Exhibits:

                1     Declaration of Trust of Registrant
                2     By-Laws of Registrant
                5     Investment Advisory Agreement between Old Mutual South
                      Africa Equity Trust (the "Master Trust") and Old Mutual
                      Asset Managers (Bermuda) Limited (the "Adviser")
                6     Placing Agreement among S.G. Warburg & Co. Inc. ("S.G.
                      Warburg"), the Master Trust, the Registrant, South African
                      Mutual Life Assurance Society, the Adviser and Old Mutual
                      Fund Holdings (Bermuda) Limited
                8(a)  Custodian Agreement between the Registrant and State
                      Street Bank and Trust Company (the "Custodian")
                8(b)  Subcustodian Agreement between the Custodian and Standard
                      Bank of South Africa Limited
                8(c)  Subcustodian Agreement between the Custodian and State
                      Street London Limited
                9(a)  Administrative Services Agreement between the Registrant and State Street Bank and Trust Company
                9(b)  Structuring Agreement among the Master Trust, the
                      Registrant, Old Mutual South Africa Growth Assets Fund
                      Limited and International Finance Corporation

                9(c)  Subscription and Portfolio Transfer Agreement among South
                      African Mutual Life Assurance Society, Old Mutual Fund
                      Holdings (Bermuda) Limited, the Adviser, the Master Trust,
                      the Registrant, Old Mutual South Africa Growth Assets Fund
                      Limited and Old Mutual Global Assets Fund Limited
                9(d)  Irish Stock Exchange Undertaking among the Master Trust, the Registrant and Old Mutual South Africa Growth Assets
                      Fund Limited
                9(e)  Form of letter from Old Mutual Investment Advisers, Inc.
                      with respect to seed capital
                9(f)  Form of Agreement among the Registrant, the Master Trust,
                      Old Mutual South Africa Growth Assets Fund Limited and the
                      Adviser as to the allocation of insurance coverage
                15    Placement Plan of the Registrant
                27    Financial Data Schedule

Item 25.  Persons Controlled by or under Common Control with Registrant.

    The Registrant has no subsidiaries apart from any interest in the Master Trust. Old Mutual Investment Advisers, Inc., a wholly-owned subsidiary of South African Mutual Life Assurance Society ("Old Mutual"), contributed U.S.$100,000 to the Registrant and received 1,000 shares of the Registrant in return. The following information is provided as to certain principal subsidiaries of Old Mutual, which are under common control with the Registrant.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          COUNTRY
                                                                                %           OF
     NAME OF SUBSIDIARY COMPANY                            PARENT COMPANY     OWNED    INCORPORATION         NATURE OF BUSINESS
------------------------------------------------------------------------------------------------------------------------------------
JSE LISTED SUBSIDIARY COMPANIES
-------------------------------
                                                          Mutual & Federal
Mutual & Federal Insurance Company, Ltd.                  Investment Ltd.     85.85    SOUTH AFRICA       Short-term Insurance
Lydenburg Platinum Limited                                Old Mutual          78.71    SOUTH AFRICA       Investment company
Safmarine & Rennies Holdings                              Old Mutual          57.35    SOUTH AFRICA       Holding company
Anglo-Transvaal Collieries                                Old Mutual          56.76    SOUTH AFRICA       Coal mining company
Nedcor Bank Limited                                       Old Mutual          56.37    SOUTH AFRICA       Banking

UNLISTED SUBSIDIARY COMPANIES
-----------------------------

Ashtree Investments Limited                               Old Mutual          100      SOUTH AFRICA       Investment holding co.
Capital Securities Limited                                Old Mutual          100      SOUTH AFRICA       Investment holding co.
Highlight Investments (Pty) Limited                       Old Mutual          100      SOUTH AFRICA       Investment holding co.
Mutual & Federal Investments Limited                      Old Mutual           51      SOUTH AFRICA       Investment holding co.
Old Mutual Actuaries & Consultants (Pty) Ltd.             Old Mutual          100      SOUTH AFRICA       Investment advisory co.
Rodina Investments (Pty) Limited                          Old Mutual          100      SOUTH AFRICA       Investment holding co.
Fairbairn Investment Holdings SA (Pty) Ltd.               Old Mutual          100      SOUTH AFRICA       Investment holding co.
Old Mutual Securities (Pty) Ltd.                          Old Mutual          100      SOUTH AFRICA       Investment trading co.
Old Mutual Asset Managers (Pty) Ltd.                      Old Mutual          100      SOUTH AFRICA       Portfolio management co.
Old Mutual Health Benefits Administrators (Pty)           Old Mutual          100      SOUTH AFRICA       Admin health benefit man.
 Ltd.
Old Mutual Health Insurance Limited                       Old Mutual          100      SOUTH AFRICA       Short-term health insurer
Old Mutual Syfrets Trust Ltd.                             Old Mutual          100      SOUTH AFRICA       Administration of Estates
Old Mutual Bermuda Holdings (SA) Ltd.                     Old Mutual          100      SOUTH AFRICA       Hold Co. Fund Hold Bermuda
South African Mutual Unit Trust Management                Old Mutual          100      SOUTH AFRICA       Unit Trust management co.
 Company Ltd.

Old Mutual Health Insurance Limited (external)            Old Mutual          100      NAMIBIA            South-term health insurer
Old Mutual International Asset Managers (Namibia) (Pty)   Old Mutual          100      NAMIBIA            Portfolio management co.
Ltd.
------------------------------------------------------------------------------------------------------------------------------------

Old Mutual Namibia Medical Administrators (Pty)         Old Mutual          100      NAMIBIA            Admin health benefit man.
 Ltd.
Old Mutual Unit Trust Management Company Namibia Ltd.   Old Mutual          100      NAMIBIA            Unit Trust management co.
South African Mutual Unit Trust Management Company      Old Mutual          100      NAMIBIA            Unit Trust management co.
 Ltd.

Old Mutual Investment Corporation (Private) Ltd.        Old Mutual          100      ZIMBABWE           Investment holding co.
Old Mutual Property Investment Corporation              Old Mutual          100      ZIMBABWE           Investment in fixed property
 (Private) Ltd.
Old Mutual International Asset Managers (UK)            Old Mutual Group    100      UNITED KINGDOM     Asset Managing Co.
 Ltd.
OMLA Holdings Ltd.                                      Old Mutual Group    100      UNITED KINGDOM     Investment holding co.
Old Mutual Fund Managers Ltd.                           Old Mutual Group    100      UNITED KINGDOM     Man authorized Unit Trusts


Fairbairn International S.A.                            Old Mutual          100      LUXEMBOURG         Holding company


Fairbairn Ireland Ltd.                                  Old Mutual          100      IRELAND            Holding company
Old Mutual International Ltd.                           Fairbairn Ireland   100      IRELAND            Long-term life assurer
                                                        Limited
Old Mutual Fund Managers Ltd.                           Fairbairn Ireland   100      IRELAND            Man authorized Unit Trusts
                                                        Limited

Fairbairn Holdings Ltd.                                 Old Mutual          100      GUERNSEY           Holding company
OMIAM Services Ltd.                                     Old Mutual          100      GUERNSEY           Service co. to Group
OMIAM Properties Ltd.                                   Old Mutual          100      GUERNSEY           Property Co.
Old Mutual International Asset Managers                 Old Mutual          100      GUERNSEY           Asset managing company
 (Guernsey) Ltd.

Old Mutual Holdings Ltd.                                Fairbairn Hold.     100      KENYA              Holding company
                                                        Ltd.
Old Mutual Insurance Company Ltd.                       Old Mutual          61       KENYA             Insurance company
                                                        Holdings Ltd.

Old Mutual International Asset Managers                 Old Mutual          100      BAHAMAS       Asset managing co.
  (Bahamas) Ltd.

Old Mutual International Asset Managers                 Old Mutual          100      BERMUDA       Asset managing co.
 (Bermuda) Ltd.
Old Mutual Fund Holdings (Bermuda) Ltd.                 Old Mutual          100      BERMUDA       Hold Co. for Global Asset Fund
Old Mutual Asset Managers (Bermuda) Ltd.                Old Mutual          100      BERMUDA       Investment manager
Old Mutual Global Assets Fund Ltd.                      Old Mutual          100      BERMUDA       Asset managing co.

Old Mutual Investment Advisers, Inc.                    Old Mutual          100      USA           Old Mutual Marketing

Item 26.  Number of Holders of Securities.

                                                 Number of Record Holders
                  Title of Class                  As of November 8, 1995
                  --------------                  ----------------------

           Shares of Beneficial Interest                   One

Item 27.  Indemnification.

    Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed herewith and (b) Section 9 of the Placing Agreement between the Registrant, S.G. Warburg and certain other parties, filed herewith.

    The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are (or prior to the Initial Closing will be) insured under an errors and omissions liability insurance policy. The Registrant and its officers are (or prior to the Initial Closing will be) also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28.  Business and Other Connections of Investment Adviser.

    Old Mutual Asset Managers (Bermuda) Limited (the "Adviser"), a company newly-organized under the laws of Bermuda, serves as the investment adviser to the Master Trust and to Old Mutual Global Assets Fund Limited, a mutual fund organized under the laws of Bermuda. The directors and officers of the Adviser and their affiliations are listed below.

Name:                             Affiliation:
----                              -----------
Kevin James Carter                Director of the Adviser

                                  Director, Old Mutual Global Assets Fund
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, Old Mutual Investment Advisers, Inc. (1 Exeter Plaza, 699 Boylston Street, Boston, Massachusetts)

                                  Managing Director, Old Mutual Portfolio
                                  Managers Ltd. (Providence House, 2 Bartley
                                  Way, Hook, Basingstoke, Hampshire, United
                                  Kingdom)

                                  Director, Fairbairn Investment Company Limited (Providence House, 2 Bartley Way, Hook, Basingstoke, Hampshire, United Kingdom)

                                  Director, Old Mutual International Asset
                                  Managers (Guernsey) Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Old Mutual International Asset
                                  Managers (Bahamas) Limited (Euro Canadian
                                  Centre, Marlborough Street, Nassau, Bahamas)

                                  Director, Old Mutual International Asset
                                  Managers (Bermuda) Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, Fairbairn European Smaller Companies Index Trust plc (23 Cathedral Yard, Exeter, United Kingdom)

                                  Director, Old Mutual South Africa Trust plc
                                  (23 Cathedral Yard, Exeter, United Kingdom)

                                  Director, Lydenburg Platinum Limited
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Argenta European Hedge Fund plc (2nd Floor, IFSC House, International Financial Services Centre, Custom House Docks, Dublin, Ireland)

                                  Director, Old Mutual International Asset
                                  Managers (UK) Ltd. (Providence House, 2
                                  Bartley Way, Hook, Basingstoke, Hampshire,
                                  United Kingdom)

                                  Director, Old Mutual Fund Holdings (Bermuda)
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, Old Mutual International Asset
                                  Managers Services Limited (Fairbairn House,
                                  The Rohais, St. Peter Port, Guernsey)

John Charles Ross Collis          Secretary and Director of the Adviser

                                  Secretary of the Registrant and the Master
                                  Trust

                                  Secretary of Old Mutual South Africa Growth
                                  Assets Fund Limited (Richmond House, 12
                                  Par-la-Ville Road, Hamilton, Bermuda)

                                  Secretary and Director, Old Mutual Global
                                  Assets Fund Limited (Richmond House, 12
                                  Par-la-Ville Road, Hamilton, Bermuda)

                                  Partner, Conyers Dill & Pearman (Clarendon
                                  House, Church Street, Hamilton, Bermuda)

William Langley                   President and Director of the Adviser

                                  Treasurer and Trustee of the Registrant and the Master Trust

                                  Treasurer and Director of Old Mutual South
                                  Africa Growth Assets Fund Limited (Richmond
                                  House, 12 Par-la-Ville Road, Hamilton,
                                  Bermuda)

                                  Director, Old Mutual Global Assets Fund
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, Old Mutual Investment Advisers, Inc. (1 Exeter Plaza, 699 Boylston Street, Boston, Massachusetts)

                                  Director, Old Mutual International Asset
                                  Managers (Bermuda) Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, Old Mutual International Asset
                                  Managers (Guernsey) Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Old Mutual International Asset
                                  Managers (Bahamas) Limited (Euro Canadian
                                  Centre, Marlborough Street, Nassau, Bahamas)

                                  Director, OMIAM Services Limited (Fairbairn
                                  House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Old Mutual Fund Holdings (Bermuda)
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Assistant General Manager, Old Mutual
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

Michael John Levett               Chairman of the Board and Director of the
                                  Adviser

                                  Chairman of the Board of Trustees and
                                  President of the Registrant and the Master
                                  Trust

                                  Chairman of the Board of Directors of Old
                                  Mutual South Africa Growth Assets Fund Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Chairman and Director, Old Mutual Global
                                  Assets Fund Limited (Richmond House, 12
                                  Par-la-Ville Road, Hamilton, Bermuda)

                                  Chairman and Managing Director, Old Mutual
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, Ashtree Investments Limited
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, South African Mutual Unit Trust
                                  Management Company Ltd. (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, The South African Breweries Limited (2 Jan Smuts Avenue, Johannesburg, South Africa)

                                  Chairman, Ubuntu Medical Scheme (Mutualpark,
                                  Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Barlow Limited (Barlow Park,
                                  Katherine Street, Sandton, South Africa)

                                  Chairman, Capital Securities Limited (Mutual
                                  Park, Pinelands, South Africa)

                                  Director, Central Africa Building Society
                                  (Northend Close, Northridge Park, Borrowdale, Harare, Zimbabwe)

                                  Chairman, Fairbairn Holdings Limited (P.O. Box 119, Commerce House, St. Peter Port, Guernsey)

                                  Chairman, Fairbairn International S.A. (35 Rue Glesener 10-11, Luxembourg)

                                  Chairman, Fairbairn Ireland Limited (9-11
                                  Lower Mount Street, Dublin, Ireland)

                                  Chairman, Fairbairn Marketing Services Limited (P.O. Box 119, Commerce House, St. Peter Port, Guernsey)

                                  Chairman, Fairbairn Properties Limited (P.O.
                                  Box 119, Commerce House, St. Peter Port,
                                  Guernsey)

                                  Chairman, Highlight Investments (Pty) Limited (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, Lydenburg Platinum Limited
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, Merriman Services Limited (P.O. Box 119, Commerce House, St. Peter Port, Guernsey)

                                  Director, Nedcor Limited (100 Main Street,
                                  Johannesburg, South Africa)

                                  Director, Nedcor Bank Limited (100 Main
                                  Street, Johannesburg, South Africa)

                                  Director, Netherdale Investments (Pty) Limited (c/o Deloitte & Touche, 1st Floor, Sanclare, Dreyer Street, Claremont, South Africa)

                                  Chairman, Old Mutual Asset Managers (Pty)
                                  Limited (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Director, Old Mutual Bermuda Holdings (S.A.)
                                  Limited (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Chairman, Old Mutual Fund Holdings (Bermuda)
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Chairman, Old Mutual Group (UK) Ltd.
                                  (Providence House, 2 Bartley Way, Hook,
                                  Basingstoke, Hampshire, United Kingdom)

                                  Chairman, Old Mutual Health Insurance Limited (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, Old Mutual Holdings Limited (Mutual Building, Kimathi Street, Nairobi, Kenya)

                                  Director, Old Mutual Insurance Company Limited (Mutual Building, Kimathi Street, Nairobi, Kenya)

                                  Chairman, Old Mutual International Financial
                                  Services Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Chairman, Old Mutual International Asset
                                  Managers (Bahamas) Limited (Euro Canadian
                                  Centre, Marlborough Street, Nassau, Bahamas)

                                  Chairman, Old Mutual International Asset
                                  Managers (Bermuda) Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Chairman, Old Mutual International Asset
                                  Managers (Guernsey) Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Old Mutual International Asset
                                  Managers (Namibia) (Pty) Ltd. (8th Floor, CDM Building, 10 Bulow Street, Windhoek, Namibia)

                                  Chairman, Old Mutual International (Ireland)
                                  Limited (9-11 Lower Mount Street, Dublin,
                                  Ireland)

                                  Chairman, Old Mutual Investment Corporation
                                  (Private) Limited (Mutual Gardens, 100 The
                                  Chase (West), Emerald Hill, Harare, Zimbabwe)

                                  Chairman, Old Mutual Investment Managers
                                  Limited (Fairbairn House, The Rohais, St.
                                  Peter Port, Guernsey)

                                  Chairman, Old Mutual Kenya Staff Provident
                                  Fund (Mutual Building, Kimathi Street,
                                  Nairobi, Kenya)

                                  Chairman, Old Mutual Life Assurance Company
                                  Limited (Providence House, 2 Bartley Way,
                                  Hook, Basingstoke, Hampshire, United Kingdom)

                                  Chairman, Old Mutual Malawi Staff Pension Fund (Old Mutual Building, Glyn Jones Road, Blantyre, Malawi)

                                  Chairman, Old Mutual Namibia Staff Pension
                                  Fund (Mutual Building, 299 Independence
                                  Avenue, Windhoek, Namibia)

                                  Chairman, Old Mutual South Africa Fund Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Chairman, Fairbairn Investment Company Limited (Providence House, 2 Bartley Way, Hook, Basingstoke, Hampshire, United Kingdom)

                                  Chairman, Fairbairn Investment Holdings S. A.
                                  (Pty) Ltd. (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Chairman, Mumed 850 Plan (Mutualpark, Jan
                                  Smuts Drive, Pinelands, South Africa)

                                  Chairman, Mutual & Federal Insurance Company
                                  Limited (28th Floor, Mutual & Federal Centre, 69 President Street, Johannesburg, South Africa)

                                  Chairman, Mutual & Federal Investments Limited (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, National Business Initiative for
                                  Growth, Development and Democracy (17th Floor, Metal Box Centre, 25 Owl Street, Auckland Park, South Africa)

                                  Director, Old Mutual South Africa Trust plc
                                  (23 Cathedral Yard, Exeter, United Kingdom)

                                  Chairman, Old Mutual Staff Benefit Plan,
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, OMLA Holdings Limited (Providence
                                  House, 2 Bartley Way, Hook, Basingstoke,
                                  Hampshire, United Kingdom)

                                  Chairman, Ommed Plan (Mutualpark, Jan Smuts
                                  Drive, Pinelands, South Africa)

                                  Director, RM Insurance Company (Private)
                                  Limited (Royal Mutual House, Baker Avenue
                                  Harare, Zimbabwe)

                                  Chairman, Rodina Investments (Pty) Limited
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Safmarine and Rennies Holdings
                                  Limited (2300 Safmarine House, 22 Riebeeck
                                  Street, Cape Town, South Africa)

                                  Director, Sasol Limited (1 Sturdee Avenue,
                                  Rosebank, South Africa)

                                  Trustee and Council Member, South Africa
                                  Foundation (Pilrig Place, 5 Eton Road,
                                  Parktown, South Africa)

                                  Chairman, South African Mutual Life Assurance Society Pension Fund (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, South African Mutual Life Assurance Society Staff Medical Aid Fund (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

Donald Harrigan Malcolm           Director of the Adviser

                                  Director, Old Mutual Global Assets Fund
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Senior Associate, Conyers Dill & Pearman
                                  (Clarendon House, Church Street, Hamilton,
                                  Bermuda)

Susan Elizabeth Rouse             Vice President of the Adviser

                                  Alternate Director, Old Mutual Global Assets
                                  Fund Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Manager of International Operations, Old
                                  Mutual (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

Gerhard Schalk Van Niekerk        Deputy Chairman and Director of the Adviser

                                  Director, Old Mutual Global Assets Fund
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Chief Operating Officer and Director, Old
                                  Mutual (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Director, Ashtree Investments Ltd.
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Capital Securities Ltd. (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Central Africa Building Society
                                  (Northend Close, Northridge Park, Borrowdale, Harare, Zimbabwe)

                                  Director, C. G. Smith Limited (36 Wierda Road West, Wierda Valley, South Africa)

                                  Director, Fairbairn Holdings Ltd. (P.O. Box
                                  119, Commerce House, St. Peter Port, Guernsey)

                                  Director, Fairbairn Investment Company Limited (Providence House, 2 Bartley Way, Hook, Basingstoke, Hampshire, United Kingdom)

                                  Director, Fairbairn Investment Holdings S.A.
                                  (Pty) Limited (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Director, GSVN Beleggings (Pty) Ltd. (c/o
                                  Deloitte & Touche, 1st Floor Sanclare, Dreyer Street, Claremont, South Africa)

                                  Director, Highlight Investments (Pty) Limited (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Lydenburg Platinum Ltd. (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Committee Member, Mumed 850 Plan (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Mutual & Federal Investments Ltd.
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Old Mutual Asset Managers (Pty)
                                  Limited (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Director, Old Mutual Bermuda Holding (S.A.)
                                  Limited (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Director, Old Mutual Fund Holdings (Bermuda)
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, Old Mutual Group (UK) Ltd.
                                  (Providence House, 2 Bartley Way, Hook,
                                  Basingstoke, Hampshire, United Kingdom)

                                  Director, Old Mutual Health Insurance Ltd.
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Old Mutual Holdings Ltd. (Mutual
                                  Building, Kimathi Street, Nairobi, Kenya)

                                  Director, Old Mutual Insurance Co. Ltd.
                                  (Mutual Building, Kimathi Street, Nairobi,
                                  Kenya)

                                  Director, Old Mutual International Asset
                                  Managers (Bahamas) Ltd. (Euro Canadian Centre, Marlborough Street, Nassau, Bahamas)

                                  Director, Old Mutual International Asset
                                  Managers (Bermuda) Ltd. (Richmond House, 12
                                  Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, Old Mutual International Asset
                                  Managers (Guernsey) Ltd. (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Old Mutual International Asset
                                  Managers (Namibia) (Pty) Ltd. (8th Floor, CDM Centre, Bulow Street, Windhoek, Namibia)

                                  Director, Old Mutual Investment Corporation
                                  (Pvt) Ltd. (Mutual Gardens, 100 The Chase
                                  (West), Emerald Hill, Harare, Zimbabwe)

                                  Director, Old Mutual Kenya Staff Provident
                                  Fund (Mutual Building, Kimathi Street,
                                  Nairobi, Kenya)

                                  Director, Old Mutual Life Assurance Company
                                  Limited (Providence House, 2 Bartley Way,
                                  Hook, Basingstoke, Hampshire, United Kingdom)

                                  Director, Old Mutual Malawi Staff Pension Fund (Old Mutual Building, Glyn Jones Road, Blantyre, Malawi)

                                  Committee Member, Old Mutual Namibia Staff
                                  Pension Fund (Mutual Building, 299
                                  Independence Avenue, Windhoek, Namibia)

                                  Trustee, Old Mutual Staff Benefit Plan
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Chairman, Old Mutual Unit Trust Management
                                  Company Namibia Ltd. (8th Floor, CDM Centre,
                                  Bulow Street, Windhoek, Namibia)

                                  Director, OMLA Holdings Limited (Providence
                                  House, 2 Bartley Way, Hook, Basingstoke,
                                  Hampshire, United Kingdom)

                                  Committee Member, Ommed Plan (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Rodina Investments (Pty) Limited
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Alternate Director, Small Business Development Corporation Ltd. (Small Business Centre, 5 Wellington Road, Parktown, South Africa)

                                  Director and Member, Old Mutual (Mutualpark,
                                  Jan Smuts Drive, Pinelands, South Africa)

                                  Director and Member, South African Mutual Life Assurance Society Pension Fund (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Member and Committee Member, South African
                                  Mutual Life Assurance Society Staff Medical
                                  Aid Fund (Mutualpark, Jan Smuts Drive,
                                  Pinelands, South Africa)

                                  Director, South African Mutual Unit Trust
                                  Management Company Ltd. (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Transnet Ltd. (Transnetpark,
                                  Hillside Road, Parktown, South Africa)

                                  Board Member, Ubuntu Medical Scheme
                                  (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Member of University Council, University of
                                  Stellenbosch (Stellenbosch, Cape Province,
                                  South Africa)

Frits Vleggaar                    Director of the Adviser

                                  Director, Old Mutual Global Assets Fund
                                  Limited (Richmond House, 12 Par-la-Ville Road, Hamilton, Bermuda)

                                  Managing Director of the International Group, Old Mutual (Mutualpark, Jan Smuts Drive, Pinelands, South Africa)

                                  Director, Old Mutual International Financial
                                  Services Ltd. (Fairbairn House, The Rohais,
                                  St. Peter Port, Guernsey)

                                  Director, Old Mutual International (Guernsey) Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, L&S Properties Ltd. (Fairbairn
                                  House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Naftiaux Holdings Ltd. (Courtil
                                  Naftiaux, La Rue des Naftiaux, St. Andrew,
                                  Guernsey)

                                  Director, Providence Capitol Fund Managers
                                  Int. Ltd. (Fairbairn House, The Rohais, St.
                                  Peter Port, Guernsey)

                                  Director, Finexco International Ltd.
                                  (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Finexco Personnel Services Ltd.
                                  (Providence House, 2 Bartley Way, Hook,
                                  Basingstoke, Hampshire, United Kingdom)

                                  Director, Pioneer International Ltd.
                                  (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Fairbairn Guaranteed Futures
                                  (Bermuda) Ltd. (Bermuda Commercial Bank
                                  Building, 44 Church Street, Hamilton, Bermuda)

                                  Director, Fairbairn Futures Trading (Bermuda) Ltd. (Bermuda Commercial Bank Building, 44 Church Street, Hamilton, Bermuda)

                                  Director, Fairbairn US Futures Trading
                                  (Bermuda) Ltd. (Bermuda Commercial Bank
                                  Building, 44 Church Street, Hamilton, Bermuda)

                                  Director, Fairbairn Reads Trust Company Ltd.
                                  (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Pegasus Trustees Ltd. (Craigmuir
                                  Chambers, Road Town, Tortola, British Virgin
                                  Islands)

                                  Director, Fairbairn Futures Trading (1992)
                                  (Bermuda) Ltd. (Bermuda Commercial Bank
                                  Building, 44 Church Street, Hamilton, Bermuda)

                                  Director, Fairbairn US Futures Trading (1992) (Bermuda) Ltd. (Bermuda Commercial Bank Building, 44 Church Street, Hamilton, Bermuda)

                                  Director, Fairbairn Managed Futures Ltd. (Euro Canadian Centre, Marlborough Street, Nassau, Bahamas)

                                  Director, Rohais Managed Futures (Holding)
                                  (Bahamas) Ltd. (Euro Canadian Centre,
                                  Marlborough Street, Nassau, Bahamas)

                                  Director, Rohais Series Fire Futures Trading
                                  (Bahamas) Ltd. (Euro Canadian Centre,
                                  Marlborough Street, Nassau, Bahamas)

                                  Director, Old Mutual International Marketing
                                  Services Ltd. (Providence House, 2 Bartley
                                  Way, Hook, Basingstoke, Hampshire, United
                                  Kingdom)

                                  Director, Poplar Services Inc. (Euro Canadian Centre, Marlborough Street, Nassau, Bahamas)

                                  Director, Rohais Series Six Futures Trading
                                  (Bahamas) Ltd. (Euro Canadian Centre,
                                  Marlborough Street, Nassau, Bahamas)

                                  Director, FRT Directors Limited (Fairbairn
                                  House, The Rohais, St. Peter Port, Guernsey)

                                  FRT Secretarial Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Spectrum Nominees Limited (Fairbairn House,
                                  The Rohais, St. Peter Port, Guernsey)

                                  The Collingwood Group Limited (Genesis
                                  Building, George Town, Grand Cayman, Cayman
                                  Islands)

                                  Fairbairn Ireland Limited (9-11 Lower Mount
                                  Street, Dublin, Ireland)

                                  Director, Old Mutual International (Ireland)
                                  Limited (9-11 Lower Mount Street, Dublin,
                                  Ireland)

                                  Director, Old Mutual International Fund
                                  Managers (9-11 Lower Mount Street, Dublin,
                                  Ireland)

                                  Director, Old Mutual International Asset
                                  Managers (Guernsey) Ltd. (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Old Mutual International Asset
                                  Managers (Bahamas) Ltd. (Euro Canadian Centre, Marlborough Street, Nassau, Bahamas)

                                  Director, Old Mutual International Asset
                                  Managers (Bermuda) Ltd. (Richmond House, 12
                                  Par-la-Ville Road, Hamilton, Bermuda)

                                  Director, OMIAM Properties Limited (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, OMIAM Services Limited (Fairbairn
                                  House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Old Mutual Assets Fund Ltd.
                                  (Richmond House, 12 Par-la-Ville Road,
                                  Hamilton, Bermuda)

                                  Director, Old Mutual Fund Holdings (Bermuda)
                                  Ltd. (Richmond House, 12 Par-la-Ville Road,
                                  Hamilton, Bermuda)

                                  Director, Fairbairn International S.A. (35 Rue Glesener, Luxembourg)

                                  Director, Fairbairn Marketing Services Limited (P.O. Box 119, Commerce House, St. Peter Port, Guernsey)

                                  Director, Fairbairn Properties Limited (P.O.
                                  Box 119, Commerce House, St. Peter Port,
                                  Guernsey)

                                  Director, Fairbairn Holdings Limited (P.O. Box 119, Commerce House, St. Peter Port, Guernsey)

                                  Director, Fairbairn Actuaries and Consultants (Fairbairn House, The Rohais, St. Peter Port, Guernsey)

                                  Director, Fairbairn International S.A. (35 Rue Glesener, Luxembourg)

Item 29.  Principal Underwriters.

    (a) S.G. Warburg, the Registrant's placement agent, does not act as underwriter/placement agent, depositor or investment adviser for any investment company (other than the Registrant).

    (b) The information required by this Item 29 with respect to each director and officer of S.G. Warburg is incorporated by reference to Schedule A of Form BD filed by S.G. Warburg pursuant to the Securities and Exchange Act of 1934 (File No. 8-36859).

    (c)  Not applicable.

Item 30.  Location of Accounts and Records.

    The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

               Name                                 Address
            ----------                           -------------
State Street Bank and Trust Company       State Street Bank and Trust
                                            Company
                                          1776 Heritage Drive
                                          Quincy, Massachusetts 02171

Old Mutual Asset Managers (Bermuda)       Richmond House,
Limited                                   12 Par-la-Ville Road,
                                          Hamilton, Bermuda

Item 31.  Management Services.

    Not applicable.

Item 32.  Undertakings.

    (a) Not applicable.

    (b) Not applicable.

    (c) Not applicable.

                                    SIGNATURE

    Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda on the 8th day of November, 1995.

                                           OLD MUTUAL EQUITY GROWTH ASSETS
                                           SOUTH AFRICA FUND

                                           By: Michael John Levett
                                               -------------------------------
                                               Michael John Levett
                                               Chairman of the Board and
                                               President of Old Mutual Equity
                                               Growth Assets South Africa Fund

                                    SIGNATURE

    Pursuant to the requirements of the Investment Company Act of 1940, Old Mutual South Africa Equity Trust has duly caused this Registration Statement on Form N-1A of Old Mutual Equity Growth Assets South Africa Fund to be signed in Hamilton, Bermuda on the 8th day of November, 1995.

                                           OLD MUTUAL SOUTH AFRICA
                                           EQUITY TRUST

                                           By: Michael John Levett
                                               -------------------------------
                                               Michael John Levett
                                               Chairman of the Board and
                                               President of Old Mutual
                                               South Africa Equity Trust

                                  EXHIBIT INDEX

1          Declaration of Trust of Registrant
2          By-Laws of Registrant
5 Investment Advisory Agreement between Old Mutual South Africa Equity Trust (the "Master Trust") and Old Mutual Asset Managers (Bermuda) Limited (the "Adviser")
6 Placing Agreement among S.G. Warburg & Co. Inc. ("S.G. Warburg"), the Master Trust, the Registrant, South African Mutual Life Assurance Society, the Adviser and Old Mutual Fund Holdings (Bermuda) Limited
8(a) Custodian Agreement between the Registrant and State Street Bank and Trust Company (the "Custodian")
8(b) Subcustodian Agreement between the Custodian and Standard Bank of South Africa Limited
8(c)       Subcustodian Agreement between the Custodian and State Street London
           Limited
9(a) Administrative Services Agreement between the Registrant and State Street Bank and Trust Company
9(b) Structuring Agreement among the Master Trust, the Registrant, Old Mutual South Africa Growth Assets Fund Limited and International Finance Corporation
9(c) Subscription and Portfolio Transfer Agreement among South African Mutual Life Assurance Society, Old Mutual Fund Holdings (Bermuda) Limited, the Adviser, the Master Trust, the Registrant, Old Mutual South Africa Growth Assets Fund Limited and Old Mutual Global Assets Fund Limited
9(d) Irish Stock Exchange Undertaking among the Master Trust, the Registrant and Old Mutual South Africa Growth Assets Fund Limited
9(e)       Form of letter from Old Mutual Investment Advisers, Inc. with respect to seed capital
9(f)       Form of agreement among the Registrant, the Master Trust, Old
           Mutual South Africa Growth Assets Fund Limited and the Adviser as to the allocation of insurance coverage
15         Placement Plan of the Registrant
27         Financial Data Schedule